EXHIBIT 99


                              401(K) PLAN AND ESOP

                                       OF

                     UNITED STATES TRUST COMPANY OF NEW YORK

                            AND AFFILIATED COMPANIES

                             As Amended and Restated

                                 Effective as of

                                  April 1, 1999


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                                TABLE OF CONTENTS

                                                                     Page
                                                                     ----

FOREWORD

ARTICLE 1        DEFINITIONS                                            1

ARTICLE 2        MEMBERSHIP                                             6

ARTICLE 3        MATCHING CONTRIBUTIONS AND ESOP DIVIDENDS              7

ARTICLE 4        401(k) CONTRIBUTIONS                                   9

ARTICLE 5        ROLLOVERS                                             10

ARTICLE 6        LIMITATIONS ON CONTRIBUTIONS AND ALLOCATIONS          11

ARTICLE 7        INVESTMENT ACCOUNTS                                   17

ARTICLE 8        NATURE OF INTEREST                                    22

ARTICLE 9        ACCOUNTS                                              22

ARTICLE 10       WITHDRAWLS AND LOANS                                  24

ARTICLE 11       RETIREMENT                                            29

ARTICLE 12       DISTRIBUTION OF BENEFITS                              29

ARTICLE 13       CERTAIN RIGHTS AND LIMITATIONS                        34

ARTICLE 14       ADMINISTRATION OF THE PLAN                            36

ARTICLE 15       MANAGEMENT OF THE TRUST FUND                          42

ARTICLE 16       OTHER PARTICIPATING COMPANIES                         42

ARTICLE 17       AMENDMENNT AND TERMINATION                            44

ARTICLE 18       CONSTRUCTION                                          45

ARTICLE 19       TOP HEAVY PROVISIONS                                  45


                                      -i-

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                              401(K) PLAN AND ESOP
                                       OF
                     UNITED STATES TRUST COMPANY OF NEW YORK
                            AND AFFILIATED COMPANIES

                                    FOREWORD

This document sets forth the 401(k) Plan and ESOP of United States Trust Company of New York and Affiliated Companies (the "Plan"), as amended and restated effective as of April 1, 1999, except as otherwise provided herein.
                  The Plan has a "401(k)" feature and an "ESOP" feature. The 401(k) portion of the Plan is intended to qualify as a cash or deferred profit-sharing plan under sections 401(a) and 401(k) of the Code. Pursuant to section 401(a)(27) of the Code, this portion of the Plan is intended to constitute a profit-sharing plan under which contributions may be made by a Participating Company, in its discretion, whether or not such Company has current or accumulated profits.

                  The ESOP portion of the Plan is intended to qualify as a stock bonus plan, as defined in section 1.401-1(b)(iii) of the Regulations, and an employee stock ownership plan, as defined in section 4975(e)(7) of the Code, and is designed to invest primarily in shares of stock of U.S. Trust Corporation which meet the requirements for "qualifying employer securities" under sections 4975(e)(8) and 409(l) of the Code. The ESOP portion of the Plan consists of the portion of the Accounts of Members which are comprised of ESOP Stock and Capital Stock. The Plan has been amended to delete the leveraging provision since the ESOP loans (the "Exempt Loans") were fully repaid before April 1, 1999, and no further contributions to the ESOP Stock Fund will be made. All rights and protections herein provided with respect to Members' interests in the ESOP portion of the Plan shall be non-terminable and shall continue under the terms of this Plan even in the event the ESOP portion of the Plan ceases to be an employee stock ownership plan within the meaning of section 4975(e)(7) of the Code.

                  The rights of any person who terminated employment, or who retired on or before the effective date of a particular provision of the Plan, including eligibility for benefits and the time and form in which benefits, if any, will be paid, shall be determined solely under the terms of the Plan as in effect on the date of the person's termination of employment or retirement, unless such person is thereafter reemployed and again becomes a Member.

                                    ARTICLE 1
                                   DEFINITIONS

                  As used in this Plan, the following terms shall have the meanings described in this Article 1:

                  1.1.  Account   means   the   separate   account  or  accounts
                        -------
maintained for a Member pursuant to Article 9.

                  1.2.  Affilated Company  means the  Company,  any  corporation
                        -----------------
which is included in a controlled group of corporations (within the meaning of section 414(b) of the Code) which includes the Company, any trade or business (whether or not incorporated) which is under common control with the Company (within the meaning of section 414(c) of the Code), any organization included in the same affiliated service group (within the meaning of section 414(m) of the Code) as the Company, and any other entity required to be aggregated with the Company pursuant to the Regulations under section 414(o) of the Code. In identifying Affiliated Companies for purposes of applying the provisions of Section 6.5 with respect to the limitations on contributions, section 415(h) of the Code shall apply in conjunction with the preceding sentence. Notwithstanding the foregoing, solely for purposes of determining eligibility to become a Participating Company, the definition in sections 414(b) and (c) of the Code shall be modified by substituting the phrase "more than 50 percent" for the phrase "at least 80 percent" each place it appears in section 1563(a)(1).

                  1.3.  Annual Incentive Plans,  the Executive Incentive Plan of
                        ----------------------
U.S. Trust Corporation (the "EIP") and the 1995 Annual Incentive Plan of United States Trust Company of New York and Affiliated Companies (the "AIP").

above.

                  1.4.  Beneficiary  means  any  person who, as determined under
                        -----------
the rules of Section 12.6, is entitled to receive a payment with respect to the interest of a Member or Former Member upon the death of such Member or Former Member.

                  1.5.  Board of Directors  means  the Board of Directors of the
                        ------------------
Company and such committee thereof as it may from time to time appoint to act on its behalf with respect to the Plan.

                  1.6.  Break in Service  means  any  Computation  Period during
                        ----------------
which an Employee is credited with not more than 500 Hours of Service.

                  1.7.  Capital Stock means Common Shares that are held  in  the
                        -------------
U.S. Trust Corporation Stock Fund.

                  1.8.  Code means the Internal Revenue Code of 1986, as amended
                        ----
from time to time.

                  1.9.  Committee  means the  Administrative Committee appointed
                        ---------
under Section 14.1 of the Plan

                  1.10. Common Shares  means the common shares ($1.00 par value)
                        -------------
of the Corporation.

                  1.11. Company  means  United States Trust Company of New York,
                        -------
and any successor.

                  1.12. Compensation  means (a) for each  Plan Year, the regular
                        ------------
basic cash salary, before taking into account any 401(k) Contributions or any salary reduction contributions to a "cafeteria plan" within the meaning of section 125(d) of the Code and before deductions for taxes or other items withheld, paid to an Employee for personal services rendered to one or more Participating Companies for only such period in a Plan Year during which the Employee was a Member in the Plan, exclusive of pay for overtime, bonuses or special pay or, pay in the form of commissions; and (b) for any pay period within a Plan Year, the portion of a Member's Compensation for the Plan Year, as determined under clause (a), that is paid to the Member in such pay period.

                  The amount of Compensation taken into account under the Plan for any Plan Year shall not exceed the Compensation Limit in effect for such Plan Year.

                  1.13. Compensation Limit  means, for each Plan Year, $160,000,
                        ------------------
as adjusted for the cost of living in accordance with section 401(a)(17)(B) of the Code with respect to such Plan Year.

                  1.14. Computation Period means the 12-consecutive month period
                        ------------------
commencing with the date on which a person first became an Employee and each successive 12-consecutive month period commencing on the anniversary thereof. With respect to a person who suffers a Break in Service, the Computation Period shall be the 12-consecutive month period commencing with the date upon which he last became an Employee and each successive 12-consecutive month period commencing on the anniversary thereof.

                  1.15. Corporation means U.S. Trust Corporation.
                        -----------

                  1.16. Direct Rollover means a direct payment of a distribution
                        ---------------
by the Plan to an Eligible Retirement Plan or to the Plan from an Eligible Retirement Plan made in accordance with section 401(a)(31) of the Code and the Treasury Regulations and the rulings and notices issued by the Internal Revenue Service thereunder, and made in such manner as prescribed by the Committee.

                  1.17. Earnings  means,  for each  Plan Year, all  compensation
                        --------
(including salary, wages, fees, bonuses, sales incentives, sales commissions, overtime shift differentials, special pay and other amounts described in section 1.415-2(d)(2)(iii) to (vi) of the Treasury Regulations) paid or otherwise includible in the gross income of an Employee for federal income tax purposes (whether in cash or stock) for personal services rendered to one or more Participating Companies for only such period during which the Employee was a Member in the Plan, or such amounts which would have been includible in the gross income of an Employee for federal income tax purposes but for such Employee's election to have 401(k) Contributions made on his behalf or to have salary reduction contributions made to a "cafeteria plan" within the meaning of section 125(d) of the Code, exclusive of (a) amounts described in section 1.415-2(d)(3) of the Treasury Regulations and (b) reimbursements or other expense allowances, fringe benefits (cash and non-cash), moving expenses, deferred compensation and welfare benefits.

                  The amount of Earnings taken into account under the Plan for any Plan Year shall not exceed the Compensation Limit in effect for such Plan Year.

                  1.18. Eligible Rollover Distribution means any distribution of
                        ------------------------------
all or any portion of the balance to the credit of the Payee, except that an Eligible Rollover Distribution does not include: any hardship distribution described in Code section 401(k)(2)(B)(i)(IV); any distribution that is one of a series of substantially equal periodic payments (not less frequently than annually) made for the life (or life expectancy) of the Payee or the joint lives (or joint life expectancies) of the Payee and the Payee's Designated Beneficiary, or for a specified period of ten years or more; any distribution to the extent such distribution is required under section 401(a)(9) of the Code; and the portion of any distribution that is not includible in gross income (determined without regard to the exclusion for net unrealized appreciation with respect to employer securities).

                  1.19. Eligible Retirement Plan means an individual  retirement
                        ------------------------
account described in section 408(a) of the Code, an individual retirement annuity described in section 408(b) of the Code, an annuity plan described in section 403(a) of the Code, or a qualified plan described in section 401(a) of the Code. In the case of an Eligible Rollover Distribution to a surviving Spouse, an Eligible Retirement Plan is an individual retirement account or individual retirement annuity.

                  1.20. Employee means any person who is employed by the Company
                        --------
or an Affiliated Company as a common-law employee; provided, however, that the term "Employee"

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shall not  include any person (a) who is treated as a "leased  employee"  of any
Affiliated Company under section 414(n)(2) of the Code, (b) who is covered under a collective bargaining agreement which does not provide for coverage under the Plan, if retirement benefits have been the subject of good faith bargaining, or
(c) who is a non-resident alien.

                  1.21. ERISA  means the Employee Retirement Income Security Act
                        -----
of 1974, as amended from time to time.

                  1.22. ESOP Stock means Common Shares that are held in the ESOP
                        ----------
Stock Fund. No shares of ESOP Stock acquired with the proceeds of an Exempt Loan may be subject to a put, call or other option, or to a buy-sell or similar arrangement, while held by or distributed from the Plan. Except as provided in Regulations, such rights and protections shall be non-terminable.

                  1.23. Former Member  means  any person who retains an interest
                        -------------
in the Trust Fund after he has ceased to be a Member.


                  1.24. 401(k) Contribution  means  the contribution made to the
                        -------------------
Plan on behalf of a Member pursuant to his election under Section 4.1 or 4.2.

                  1.25. Highly Compensated Member shall mean, for any Plan Year,
                        -------------------------
any person who is a Member at any time during such Plan Year:

         (a) and who, during such Plan Year or the immediately preceding Plan Year was a five-percent owner, as defined in section 416(i)(1)(B)(i) of the Code; or

         (b) received 414(q) Compensation, as hereinafter defined, in the immediately preceding Plan Year in excess of $80,000, as adjusted for such year under section 415(d) of the Code.

For purposes of this Section, "414(q) Compensation" shall mean compensation within the meaning of Treasury Regulation section 1.415-2(d)(10).

                  1.26. Hour of Service, with respect to any Computation Period,
                        ---------------
shall mean the following:

         (a) Each hour for which an Employee is paid, orentitled to payment, for the performance of duties for an Affiliated Company;

         (b) Each hour for which an Employee is paid, or entitled to payment, directly or indirectly (through an insurer, trust fund or otherwise) by an Affiliated Company for a period of time during which no duties are performed (irrespective of whether he has ceased to be an Employee) on account of vacation, holiday, illness, incapacity, disability, layoff, or jury duty. It is provided, however, that except as otherwise required by law, (1) no more than 501 hours shall be credited under this subsection (b) for any single continuous period, (2) no such hours shall be credited under this subsection (b) if such payment is made under a plan maintained solely for the purpose of complying with the applicable worker's compensation, disability insurance or unemployment compensation laws, and (3) no such hours shall be credited under this subsection
(b) for any payment which solely reimburses an Employee for medical or medically related expenses incurred by the Employee;

         (c) Each hour for which back pay, irrespective of mitigation of damages, is awarded or agreed to by an Affiliated Company, exclusive of hours previously credited under subsection (a) or (b), immediately above. No more than 501 hours shall be credited under this subsection (c) for any single continuous period;

         (d) The  number of Hours of Service to be  credited  under  subsections
(a), (b) and (c) above, and the periods to which Hours of Service are to be credited under subsections (a), (b) and (c) above, shall be determined under the rules set forth in section 2530.200b-2(b) and (c) of the Regulations issued by the U.S. Department of Labor, as the same may be amended from time to time;

         (e) In the case of any Employee who incurs any Leave (whether paid or unpaid), including a maternity or paternity absence described in section 411(a)(6)(E)(i) of the Code and any Leave which is subject to the requirements of the Family and Medical Leave Act of 1993, the Employee shall be credited, for the period during which he is on such Leave, with the number of Hours of Service with which he would normally have been credited for such period under the Plan but for such Leave, as determined by the Committee.

                        1.27. Investment Committee  means the Retirement and 401
                              --------------------
(k)/ESOP Investment Committee appointed under Section 14.4.

                  1.28. Investment  Fund  means  any  separate  investment  fund
                        ----------------
maintained within the Trust Fund pursuant to Section 7.1 or 7.2.

                  1.29. Leave  means  any  period  during  which a  person is an
                        -----
Employee but is absent from active employment pursuant to an authorized leave of absence, approved by an Affiliated Company on a nondiscriminatory basis under rules uniformly applicable to all Employees similarly situated, for a period not to exceed five years.

                  1.30. Matching Contribution means a Matching Contribution made
                        ---------------------
to the Plan pursuant to Article 3.

                  1.31. Matching  Contributions  Account means the  portion of a
                        --------------------------------
Member's Account to which Matching Contributions are allocated.

                  1.32. Member means  any  person included in  the membership of
                        ------
the Plan pursuant to Article 2.


                  1.33. Participating Company  means  the  Company and any other
                        ---------------------
Affiliated Company participating in this Plan pursuant to Article 16 until such time as such Affiliated Company ceases to participate in the Plan pursuant to
Article 16.

                  1.34. Payee  means any  person  who is  entitled  to receive a
                        -----
distribution from the Plan, and who is a Member or Former Member, the surviving spouse of a Member or Former Member, or the spouse or former spouse of a Member or Former Member who is entitled to receive a distribution under the Plan by reason of a Qualified Domestic Relations Order as defined in Section 13.2.

                  1.35. Plan  means  the 401(k)  Plan and ESOP of United  States
                        ----
Trust Company of New York and Affiliated Companies, as described herein and as may hereafter be amended.

                  1.36. Plan Year means the calendar year.
                        ---------

                  1.37. Prior Plan means the Employees'  Profit-Sharing  Plan of
                        ----------
United States Trust Company of New York and Affiliated Companies, as in effect as of December 31, 1991 and any prior date.

                  1.38. Qualified  Member  means a  Member who has  attained age
                        -----------------
fifty-five (55) and who has participated in the ESOP portion of the Plan for ten
(10) years.

                  1.39. Regulations  means  the  applicable  regulations  issued
                        -----------
under the Code, ERISA or other applicable law by the Internal Revenue Service, the Department of Labor or any other governmental authority and any proposed or temporary regulations or rules promulgated by such authorities pending the issuance of such regulations.

                  1.40. Retirement Plan  means the Employees' Retirement Plan o
                        ---------------
United States Trust Company of New York and Affiliated Companies.

                  1.41. Trustee  means  the  Company,   as  trustee,   and   any
                        -------
additional or successor trustee or trustees, who may from time to time act as trustee of the Trust Fund pursuant to Article 15 hereof.

                  1.42. Trust Fund  means the  contributions  deposited with and
                        ----------
held by the Trustee pursuant to Article 15, any property into which the same or any part thereof may from time to time be converted, and any appreciation therein and interest thereon.

                  1.43. Valuation Date  means  the  last  business  day  of  the
                        --------------
calendar year and such other dates as the Committee may establish.

                  1.44. Vested means entitled  to a benefit under the  Plan that
                        ------
cannot be forfeited due to a subsequent termination

of employment.

                  1.45. Year of Service  means  any  Computation  Period  during
                        ---------------
which an Employee is credited with 1,000 or more Hours of Service.

                                    ARTICLE 2
                                   MEMBERSHIP

                  2.1.  Commencement  of  Membership.    Each   Employee  of   a
                        -----------------------------
Participating Company who was a Member on March 31, 1999, shall continue to be a Member after that date until the termination of his membership pursuant to
Section 2.2 below. Each other Employee of a Participating Company shall become a Member on the first day of the month immediately following the date on which he first satisfies each of the following conditions: (a) he receives a Compensation from a Participating Company other than a pension, severance pay, retainer or fee under contract, (b) he has completed at least one Year of Service, and (c) such Employee is employed by a Participating Company as of such date. Solely for purposes of determining an Employee's eligibility to elect to have 401(k) Contributions made to the Plan on his behalf pursuant to Section 4.1, an Employee shall be treated as having satisfied the requirement set forth in clause (b) in the preceding sentence upon his completion of at least three consecutive months of employment with a Participating Company (without regard to the number of Hours of Service such Employee completes during such three month period).

                  Notwithstanding any other provision of the Plan to the contrary, no individual who provides services to a Participating Company pursuant to a contract, arrangement or understanding with either such individual himself or with an agency or leasing organization that treats the individual as either an independent contractor or an employee of such agency or leasing organization shall be eligible to be a Member of the Plan, even if such individual is later determined (by judicial action or otherwise) to have been a common-law employee of an Employer rather than an independent contractor or an employee of such agency or leasing organization unless the contract specifically provides that such Employee shall be eligible for membership in the Plan.

                  2.2.  Termination of Membership.  An Employee's membership  in
                        --------------------------
the Plan shall terminate only as follows:

         (a) An Employee who ceases to be employed by any Affiliated Company prior to his retirement under Article 11 for any reason, including his death, shall cease to be a Member on the date he ceased to be an Employee.

         (b) An Employee who retires under Article 11 shall cease to be a Member as of the last Valuation Date of the Plan Year in which he retired under Article 11.

         (c) Provided retirement benefits were the subject of good faith bargaining, any Employee who becomes covered by a collective bargaining agreement shall cease to be a Member on the effective date of the collective bargaining agreement unless such agreement expressly provides for such Member's continued participation in the Plan.

                  Notwithstanding the foregoing, a person who is on Leave shall cease to be a Member (and shall be treated as having retired under Article 11 or having terminated employment with all Affiliated Companies, as applicable to him) (1) as of the expiration of such Leave, unless prior to such expiration he resumes his active employment with an Affiliated Company, or (2) at such earlier time as he furnishes written notice to the Affiliated Company with which he was last in active employment that he does not intend to resume his active employment at the expiration of such Leave.

                  2.3.  Resumption  of  Membership.    In   the  event  that  an
                        --------------------------
Employee's membership in the Plan is terminated in accordance with Section 2.2 of this Article, and he again becomes an Employee of a Participating Company as described in Section 2.1(a), his membership in the Plan shall resume on the date as of which he again became such an Employee.

                  2.4.  Veterans' Rights. Notwithstanding  any provision of this
                        ----------------
Plan to the contrary, contributions, benefits, and service credit with respect to qualified military service will be provided in accordance with Code section 414(u). Loan repayments will be suspended under this Plan as permitted under Code section 414(u)(4).

                                    ARTICLE 3
                    MATCHING CONTRIBUTIONS AND ESOP DIVIDENDS

                  3.1.  Matching Contributions.
                        ----------------------

         (a)  Amounts.  For the  Plan  Year  beginning  January  1,  1999,  each
              -------
Participating Company shall pay to the Trustee as a Matching Contribution an amount equal to sixty percent (60%) of each 401(k) Contribution made by each Member employed by that Participating Company during such Plan Year, but only up to a maximum of five percent (5%) of such Member's Compensation for such Plan Year and only if the Member is an Employee on the last day of such Plan Year. For the Plan Year beginning on January 1, 2000, the percentage of sixty (60) in the prior sentence shall be increased to eighty (80), and for each subsequent Plan Year the percentage shall be increased to one hundred (100). The Matching Contribution shall be made in Common Shares unless the Company, in its discretion, elects to contribute cash, or a combination of cash and Common Shares. The Matching Contribution shall be allocated to the Member's Matching Contributions Account as of the last day of the Plan Year, and shall be transferred to the Trustee for investment in accordance with the provisions of
Article 7.

         (b) Determination of Vested Interest. A Member shall not be Vested in a
             --------------------------------
Matching Contribution allocated to his Account until completing five (5) Years of Service. In determining whether this requirement is satisfied, any Year of Service completed prior to a Break in Service by a Member who was not then Vested will be disregarded, but only after the Member incurs five (5) consecutive one-year Breaks in Service. If before then the Member completes a Year of Service, any amounts forfeited pursuant to subsection (d) shall be restored.

                  (c) Accelerated Vesting.  A Members's interest in his Matching
                      -------------------
Contributions will become Vested without regard to his Years of Service (i) on his 65th birthday if he is then an Employee, or (ii) on his death while he is an Employee.

                  (d) Forfeiture of Nonvested Amounts.  Any nonvested portion of
                      -------------------------------
a Member's Matching Contributions will be forfeited on the earlier of (i) the date of distribution to the Member of the Vested balance of his Account, or (ii) the date on which the Member incurs five (5) consecutive one-year Breaks in Service. For purposes of this Article, if the Vested balance of a Member's Matching Contribution is zero when the Member terminates employment, the Member will be deemed to have received a distribution of his Vested balance.

                  (e) Application of Forfeited Amounts.  Any forfeited  Matching
                      --------------------------------
Contributions will be used first to reduce restorative payments due under subsection (b) and next to reduce Participating Company Matching Contributions.

                  3.2.  Dividends.
                        ---------

                  (a) Distribution of Certain Dividends.  Any dividends received
                      ---------------------------------
by the Trustee on Common Shares shall be allocated and credited to the Members' Accounts. The portion of such dividends to be so allocated and credited to each Member's Account shall be determined on the basis of the number of Common Shares held in such Member's Account as compared to the total number of such shares held in all Members' Accounts. The dividends allocated and credited to Member's Accounts shall be invested by the Trustee in accordance with the provisions of
Article 7. Dividends paid on ESOP Stock and Capital Stock on and after March 31, 1999 that have not been allocated to a Matching Contributions Account shall thereafter, subject to Section 3.2(b), be distributed to the Members at such time and in such manner as is prescribed by the Committee in accordance with the requirements that must be satisfied in order for a deduction to be allowed under Code section 404(k) with respect to the amount of dividends being distributed. To this end, the dollar value of the dividend distribution to any Member shall not exceed the dollar value of the dividends allocated to that Member during the period for which the distribution is made. Investment gains, if any, earned prior to such distribution shall be retained in the Trust Fund. Investment losses, if any, prior to such distribution shall be made up by liquidating other shares of ESOP Stock or Capital Stock held in the Member's Account, but only if such ESOP Stock or Capital Stock is not attributable to the Member's 401(k) Contributions.

                  (b) Deemed Election.   Notwithstanding  any other provision of
                      ---------------
the Plan, each Member who is an Employee of a Participating Employer is deemed to have elected to increase the amount of such Member's election pursuant to
Section 4.2 by an amount equal to the amount of any dividends distributable to such Member under Section 3.2(a) during a Plan Year (but not to exceed 90% percent of the awards described in Section 4.2), provided that the Member is informed in advance of the deemed election and provided a reasonable opportunity to revoke the deemed election in favor of a cash payment. Prior to December 15 of the year for which such dividends are allocated to the Member's account, such Member may elect to increase the amount of such Member's election pursuant to
Section 4.2 for the Plan Year of distribution in an amount less than or equal to the amount of any dividends distributable to such Member under Section 3.2(a) during such Plan Year or to receive the entire amount of such dividends in cash. Any election made pursuant to this Section (including a deemed election) shall be effective for the pay period during the first ninety (90) days of the next Plan Year following the end of the year for which the dividends were allocated to the Member's account that any amount is payable to a Member (as determined under Section 4.2), provided that the Member is an Employee of a Participating Employer with respect to such pay period. In the event that the amount of the election under this Section causes the Member's election under Plan to exceed the amount payable to such Member determined under Section 4.2 for such pay period, the election under this Section shall be effective only with respect to the amount payable to such Member. Any amounts subject to an election under this Section shall be subject to the election rules set forth in

Section 4.3 and shall be treated as a 401(k) Contribution for purposes of Sections 4.4, 4.5, and 4.6, provided that such amounts shall not be treated as 401(k) Contributions for purposes of the percentage limitation of Section 6.2(b).

         (c)  Modification of Election.  Any  Member who makes an election under
              ------------------------
Section 3.2(b), including a deemed election, may revoke or modify any such election or increase or decrease the amount to be contributed, by communicating such election, revocation or modification directly to the Trustee by means of an automated voice response system, subject to such rules and procedures as the Committee shall prescribe. Any revocation or modification of such election shall be effective only if it is made prior to December 15 of the year for which such dividends are allocated, or such other date as is prescribed by the Committee in its discretion.

                  3.3.  Time for Contribution.  All  contributions to be made by
                        ---------------------
the Participating Companies for any Plan Year pursuant to this Article shall be made no later than by the due date (including any extensions) for filing the Participating Companies' federal income tax returns for the taxable year corresponding with such Plan Year.

                  3.4.  Limitations  on  Contributions.   Notwithstanding    any
                        ------------------------------
provision of this Article to the contrary, the amount of any contribution, and the allocation thereof or of any shares of ESOP Stock, that otherwise would be required to be made pursuant to the provisions of this Article shall be subject to, and shall not exceed, the applicable limitations set forth in Article 6.

                  3.5.  Notice to Members. As promptly as practicable  after the
                        -----------------
close of each Plan Year, the Committee shall notify each Member of the amount contributed to the Plan for such Plan Year for the benefit of such Member pursuant to this Article.

                                    ARTICLE 4
                              401(K) CONTRIBUTIONS

                  4.1.  Elective Payroll Contributions.  In  accordance with the
                        ------------------------------
rules set forth in Section 4.3, each Member who is an Employee of a Participating Company may elect to have his Compensation for each pay period within any Plan Year reduced by an amount equal to any percentage thereof that is an integral multiple of 1% (not to exceed 20%), and to have the Participating Company by which he is employed contribute such amount to the Plan as a 401(k) Contribution on behalf of the Member for such year.

                  4.2.  Elective Incentive Award Contributions.   In  accordance
                        --------------------------------------
with the rules set forth in Section 4.3, a Member may elect, for each Plan Year, to have any award that is otherwise payable to the Member during such year under the Annual Incentive Plans (but in the case of an award under the EIP, only the part thereof that is payable other than in the form of a grant of restricted units) reduced by an amount equal to any whole percentage (not to exceed 100%) of the dollar value of such award, and to have the Participating Company or Companies by which he is employed contribute such amount to the Plan as a 401(k) Contribution on behalf of the Member for such year. Any 401(k) Contribution made pursuant to this Section on behalf of a Member during the period from January 1 to March 15 of any Plan Year shall be treated as follows:

         (a) such Contribution shall be credited to the Member's Account as of the final Valuation Date of the preceding Plan Year;

         (b) such Contribution shall be treated as having been made for such preceding Plan Year, for purposes of the 401(k) Nondiscrimination Test described in Section 6.2(c), the section 415 Limitation described in Section 6.5, and for purposes of the Deduction Limit described in Section 6.6(b);

                  (c)  such   Contribution   shall  be   treated   as  a  401(k)
Contribution for the Plan Year during which such Contribution was made, for purposes of the 401(k) Dollar Limit described in Section 6.2(a).

                  4.3.  Election Rules. (a) A Member who makes an election under
                        --------------
Section 4.1 or 4.2, including a deemed election described in subsection (b), may revoke or modify any such election, or increase or decrease the amount to be contributed, by communicating such election, revocation, or modification directly to the Trustee by means of an automated voice response system, subject to such rules and procedures as the Committee shall prescribe. Any election under Section 4.1, or any revocation or modification of such election shall be effective no later than the first day of the first payroll period which starts at least two weeks after it has been made. Any AIP/EIP election under Section 4.2, or any revocation or modification of such election, with respect to the amount to be contributed for any Plan Year shall be effective for such Plan Year only if it is made prior to December 15 of the preceding Plan Year, or such other date as is prescribed by the Committee in its discretion.

         (b) The Committee may establish procedures pursuant to which a Member is deemed to have elected a 401(k) Contribution under either Section 4.1 or 4.2. The Member must be informed in advance of the deemed election and provided a reasonable opportunity to revoke the deemed election in favor of a cash payment.

                  4.4.  Limitation  on  Contributions.     Notwithstanding   any
                        -----------------------------
provision of this Article to the contrary, the amount of any contribution otherwise required to be made pursuant to a Member's election under any of the provisions of this Article shall be subject to, and shall not exceed, the applicable limitations set forth in Article 6.

                  4.5.  Time and Manner of Contribution. All 401(k)Contributions
                        -------------------------------
required to be made pursuant to a Member's election under Section 4.1 or 4.2 of this Article shall be made as soon as practicable after the date on which the amounts to be contributed would have been paid to the Member but for his election, but in any event by no later than 15 days after such date. All 401(k) Contributions shall be transferred to the Trustee for investment in accordance with the provisions of Article 7. Such Contributions and earnings attributable thereto shall be credited by the Committee to the Members' Accounts as provided in Article 9.

                  4.6.  Notice to Members. As promptly as practicable  after the
                        -----------------
close of each Plan Year, the Committee shall notify all Members of the 401(k) Contributions contributed to the Plan for such Plan Year on behalf of such Member and the elections, if any, in effect for the member under Sections 4.1 and 4.2.

                                    ARTICLE 5
                                    ROLLOVERS

                  5.1.  Rollover Contributions of Cash.  The  Plan may  accept a
                        ------------------------------
cash rollover from an Employee who is a Member if such rollover represents a Direct Rollover, an earlier distribution to the Member from another qualified trust (the "Other Plan") which is described in section 401(a) and exempt from tax under section 501(a) of the Code, or a rollover from a conduit Individual Retirement Account; provided however, if the rollover is not a Direct Rollover, the amount to be rolled over to the Plan constitutes an eligible rollover distribution as defined in section 402 of the Code and the rollover occurs on or before the sixtieth (60th) day following the Employee's receipt of the distribution from the Other Plan or the Employee's receipt of the distribution from a conduit Individual Retirement Account.

                  For purposes of this Section, a "conduit Individual Retirement Account" is an Individual Retirement Account (as defined in section 408(a) of the Code) in which the Employee has deposited only amounts representing a distribution from an employer plan qualified under section 401(a) of the Code.

                  The cash rollover accepted by the Plan shall be separately accounted for and the Member shall have a nonforfeitable interest in such account at all times. The Member's rollover shall be invested as soon as practicable following receipt thereof in accordance with Section 7.4. The Member's rollover Account shall be adjusted to reflect its share of net earnings, losses, appreciation, or depreciation as of each Valuation Date. The total amount of a Member's rollover Account shall be distributed to the Member in any form provided for under this Plan, as selected by the Member. Payment shall be made at the same time distribution of the Member's benefit is paid.

                  5.2.  Rollover  Contributions  of  Common  Shares  and Related
                        --------------------------------------------------------
Interests. The Plan may accept a rollover of Common Shares and Related Interests
---------
from an Employee who is a Member,if such rollover constitutes a Direct Rollover.

                  The rollover of Common Shares and Related Interests accepted by the Plan shall be separately accounted for and the Member shall have a nonforfeitable interest in such account at all times. The Member's rollover of Common Shares shall be initially credited to the U.S. Trust Corporation Stock Fund and the Member may thereafter elect to transfer such investment to one or more Investment Fund or Funds in accordance with Section 7.5.

                  For purposes of this Section 5.2. the term "Related Interests" shall include any certificate of participation or similar interest allocated to the Member's account in the Eligible Retirement Plan from which the Direct Rollover is received which constitutes a contingent future right to receive additional Common Shares. Any Related Interest shall be credited to a separate rollover account for the Member and not invested in any Investment Fund. If additional Common Shares attributable to the Related Interest are received in the future, such Common Shares shall be initially credited to the U.S. Trust Corporation Stock Fund and the Member may thereafter elect to transfer such investment to one or more Investment Fund or Funds in accordance with Section 7.5.

                  The Member's rollover Account shall be adjusted to reflect its share of net earnings, losses, appreciation, or depreciation as of each Valuation Date. The total amount of a Member's rollover Account shall be distributed to the Member in any form provided for under this Plan, as selected by the Member. Payment shall be made at the same time distribution of the Member's benefit is paid.

                  5.3.  Transfers.  The Committee, in its discretion, may permit
                        ---------
an amount representing all or any part of a Member's Account under any other plan that the Committee determines is qualified under section 401(a) of the Code and that is a defined contribution plan to be transferred directly from such plan to this Plan. Any amount so transferred to this Plan shall be credited to the member's Account as provided in Article 9, and shall be invested in accordance with the investment election in effect for such amount at the time it is transferred to this Plan, as determined under Section 7.4.

                                    ARTICLE 6
                  LIMITATIONS ON CONTRIBUTIONS AND ALLOCATIONS

                  6.1.  In General.  Notwithstanding any  other provision of the
                        ----------
Plan to the contrary, all contributions and allocations otherwise required to be made pursuant to Article 3 or 4 shall be subject to each of the applicable limitations set forth in this Article 6.

                  6.2.  Limitations on 401(k) Contributions.  The amount  of 401
                        -----------------------------------
(k)  Contributions  otherwise  permitted  to be made on behalf of Members  under
Article 4 shall be subject to the following limitations:

         (a)  401(k)  Dollar   Limit.   The  aggregate   amount  of  the  401(k)
              ----------------------
Contributions that may be made to the Plan in any Plan Year on behalf of any Member shall not exceed $10,000, as adjusted for increases in the cost of living in accordance with section 402(g)(5) of the Code and the Regulations.

         (b)  401(k)   Percentage   Limit.   The  aggregate   amount  of  401(k)
              ---------------------------
Contributions a Member may elect to have contributed to the Plan on his behalf for any Plan Year under Sections 4.1 and 4.2 shall not exceed 20% of the Member's Compensation for such year, or such lower percentage of the Member's Compensation for such year as the Committee may determine in its discretion in order to satisfy the requirements of this Section.

         (c)  401(k) Nondiscrimination Test.
              -----------------------------

                  (1) In General.  The Actual  Deferral  Percentage for the Plan
                      ----------
Year for the group of Highly Compensated Members shall not exceed the greater of: (i) the product of the Actual Deferral Percentage for the immediately preceding Plan Year of the group of those Members who are not Highly Compensated Members multiplied by 1.25; or (ii) the product of the Actual Deferral Percentage for the preceding Plan Year of the group of those Members who are not Highly Compensated Members multiplied by 2.0, provided that the Actual Deferral Percentage for the Plan Year of the group of Highly Compensated Members does not exceed the Actual Deferral Percentage for the immediately preceding Plan Year of the group of such other Members by more than two percentage points. For purposes of this subsection (c), the "Actual Deferral Percentage" for a Plan Year means, for each specified group of Members, the average of the ratios (calculated separately for each Member in such group) of (A) the amount of 401(k) Contributions made on behalf of the Member for the Plan Year, to (B) the amount of the Member's compensation (as defined in Section 6.5) for the Plan Year, where a Member's Actual Deferral Percentage is zero if no 401(k) Contribution is made on behalf of the Member for such Plan Year.

                  (2) Special Rules for the 401(k)  Nondiscrimination Test.  The
                      ----------------------------------------------------
Actual Deferral Percentage for each group of Members shall be calculated to the nearest one-hundredth of 1%. The Committee shall maintain records sufficient to demonstrate the satisfaction of the test set forth in this subsection (c) for each Plan Year. To the extent required in the Regulations, in calculating the Actual Deferral Percentage for any Plan Year, 401(k) Contributions which are made for such Plan Year on behalf of a Member who is not a Highly Compensated Member, and which exceed the limitation on such contributions for such Plan Year set forth in Section 6.2(a), shall be disregarded.

                  (3) Aggregation Rules. If this Plan satisfies the requirements
                      -----------------
of Code section 410(b) only if aggregated with one or more other plans, the Actual Deferral Percentages of all Members will be determined as if all such plans were a single plan. For purposes of the limitation on 401(k) Contributions set forth in this Article, the Actual Deferral Percentage for any Member who is a Highly Compensated Member for the Plan Year and who is eligible to have such deferral contributions allocated to his account under two or more plans or arrangements described in Code section 401(k) that are maintained by the Company or any Affiliated Company will be determined as if all such deferral contributions were made under a single arrangement.

                  6.3.  Limitation on Matching Contributions.
                        ------------------------------------

         (a) In General.  The Actual  Contribution  Percentage for the Plan Year
             ----------
for the group of Highly Compensated Members shall not exceed the greater of: (i) the product of the Actual

Contribution Percentage for the immediately preceding Plan Year of the group of those Members who are not Highly Compensated Members multiplied by 1.25; or (ii) the product of the Actual Contribution Percentage for the preceding Plan Year of the group of those Members who are not Highly Compensated Members multiplied by 2.0, provided that the Actual Contribution Percentage for the Plan Year of the group of Highly Compensated Members does not exceed the Actual Contribution Percentage for the immediately preceding Plan Year of the group of such other Members by more than two percentage points. For purposes of this subsection, the "Actual Contribution Percentage" for a Plan Year means, for each specified group of Members, the average of the ratios (calculated separately for each Member in such group) of (A) the amount of Matching Contributions made on behalf of the Member for the Plan Year, to (B) the amount of the Member's compensation (as defined in Section 6.5) for the Plan Year, where a Member's Actual Contribution Percentage is zero if no Matching Contribution is made on behalf of the Member for such Plan Year. The Actual Contribution Percentage for each group of Members shall be calculated to the nearest one-hundredth of 1%. The Committee shall maintain records sufficient to demonstrate the satisfaction of the test set forth in this subsection for each Plan Year.

         (b) Aggregation Rules.  If this Plan satisfies the requirements of Code
             -----------------
section 410(b) only if aggregated with one or more other plans, the Actual Contribution Percentages of all Members will be determined as if all such plans were a single plan. In addition, the Actual Contribution Percentage of a Member who is a Highly Compensated Member for a Plan Year and who is eligible to receive matching contributions allocated to his account under two or more plans or arrangements described in Code section 401(k) that are maintained by the Company or an Affiliated Company will be determined as if all such contributions were made to a single plan.

         (c) The determination of excess Matching Contributions under this Section shall be made after first determining the excess deferrals under Section 6.2(a) and then determining excess contributions under Section 6.2(c).

                  6.4.  Multiple Use of Alternative Limitation.

         (a) Limitation.  Notwithstanding   the  foregoing  provisions  of  this
             ----------
Article, if, after the application of Sections 6.2 and 6.3, the sum of the Actual Deferral Percentage and the Actual Contribution Percentage for the group of Members who are Highly Compensated Members for a Plan Year exceeds the aggregate limit (as defined below) for the Plan Year, then the contributions made for such Plan Year for Members who are Highly Compensated Members shall be reduced so that the aggregate limit is not exceeded. Such reductions shall be made first in contributions made pursuant to Section 4.1 or 4.2 (but only to the extent a Matching Contribution was not made with respect to such contributions) and then in Matching Contributions. Reductions in contributions shall be made in the manner provided in Section 6.8 or Section 6.9, whichever is applicable. The amount by which a Highly Compensated Member's contributions is reduced in accordance with the foregoing shall be treated as an excess contribution under
Section 6.8 or Section 6.9, whichever the case may be. For the purposes of this Section, the Actual Deferral Percentage and Actual Contribution Percentage of Members who are Highly Compensated Members are determined after any reductions required for such Plan year under Sections 6.8 and 6.9, respectively.

                  No reduction, however, shall be required by this Section for a Plan Year if either (i) the Actual Deferral Percentage of the Members who are Highly Compensated members does not exceed 1.25 multiplied by the Actual Deferral Percentage for the next preceding Plan Year for Members who are not Highly Compensated Members, or (b) the Actual Contribution Percentage of Members who are Highly Compensated Members does not exceed 1.25 multiplied by the Actual Contribution Percentage for the next preceding Plan Year for Members who are not Highly Compensated Members.

         (b) Definition.   For  purposes of this  Section,  the term  "aggregate
             ----------
limit" for a Plan Year means the sum of (i) 125% of the greater of (A) the Actual Deferral Percentage for the next preceding Plan Year for Members who are not Highly Compensated Members or (B) the Actual Contribution Percentage for the next preceding Plan Year for Members who are not Highly Compensated Members, and
(ii) the lesser of (A) 200% of, or (B) two percentage points plus, the lesser of such Actual Deferral Percentage or Actual Contribution Percentage. If it would result in a larger aggregate limit, he word "lesser" is substituted for the word "greater" in subpart (i) of this paragraph and the word "greater" is substituted for the word "lesser" the second place it is used in subpart (ii) of this paragraph.

                  6.5.  Section   415   Limitation.    All   contributions   and
                        --------------------------
allocations otherwise required to be made under Articles 3 and 4 shall be subject to the following limitations:

         (a)      Limitation.   The  Annual  Addition to  a  Member's Account in
                  ----------
respect of any Plan Year shall not exceed the lesser of (1) 25% of the compensation of such Member for the Plan Year or (2) $30,000 (as adjusted by the Internal Revenue Service for such Plan Year for cost-of-living increases under section 415(d) of the Code). For purposes of this subsection (a), the term "compensation" shall mean the wages, salaries and other amounts actually paid or made available to a Member for services actually rendered in the course of employment with an Affiliated Company, to the extent such amounts are includible in the Member's gross income for federal income tax purposes, including, but not limited to, commissions, compensation for services on the basis of a percentage of profits, commissions on insurance premiums, tips and bonuses, and any elective deferral (as defined in Code section 402(g)(3) and any amount which is contributed or deferred at the election of the Employee under Code section 125 and excluding (i) employer contributions to a plan of deferred compensation which are not included in the Member's gross income for federal income tax purposes for the taxable year in which contributed, (ii) amounts realized from the exercise of a nonqualified stock option or when restricted stock held by the Member either becomes freely transferable or is no longer subject to a substantial risk of forfeiture, (iii) amounts realized from the sale, exchange or other disposition of stock acquired under a qualified stock option and (iv) other amounts which receive special tax treatment. The amount of compensation, as so defined, taken into account under the Plan for any Plan Year shall not exceed the Compensation Limit in effect for such Plan Year. Also for purposes of this subsection, the term "Annual Addition" shall mean the sum of the following amounts credited to the Member's Account or otherwise contributed to the Plan on the Member's behalf for any Plan Year: (A) any contribution made to the Plan pursuant to Article 3 and allocated to the Member's Account, (B) any 401(k) Contributions made to the Plan on the Member's behalf pursuant to Article 4, (C) any allocations as provided in subsection (c) below, (D) any amounts contributed by or on behalf of the Member under any other qualified defined contribution plan maintained by any Affiliated Company, and (E) such other amounts as may be required to be included under the Code and Regulations.

         (b)      Reduction of Annual Addition.  In the event that, as  a result
                  ----------------------------
of the allocation of forfeitures, a reasonable error in estimating a Member's annual compensation, a reasonable error in determining the amount of 401(k) Contributions that may be made with respect to any individual under the limits of Code section 415, or under other limited facts and circumstances that the Commissioner finds justify the availability of the rules set forth in this paragraph, the Annual Addition which, without regard to subsection (a), would have been credited to any Member's Account or otherwise contributed to the Plan on the Member's behalf in respect of any Plan Year, must be reduced by reason of the limitation of subsection (a) above, such reduction shall first be made, to the extent necessary, by distributing the Member's 401(k) Contributions (plus earnings attributable thereto). The distributed amounts shall be disregarded for purposes of determining compliance with the limitations of Section 6.2(a) and
(c).

         (c)      415(e) Limit.  For Plan  Years  commencing prior to January 1,
                  ------------
2000, the amounts credited to the Account or otherwise contributed under the Plan on behalf of any Member for any

Plan Year shall not exceed the amount permissible under the overall limitation applicable to such Member for such year under section 415(e) of the Code. In calculating the defined benefit plan fraction and the defined contribution plan fraction, as defined under section 415(e) of the Code, for the purpose of determining the aforesaid Code section 415(e) limitation, an amount shall, to the extent permitted under section 1106(i)(4) of P.L. 99-514 and section 235(g)(3) of P.L. 97-248, be subtracted from the numerator of the defined contribution plan fraction so that the sum of the defined benefit plan fraction and the defined contribution plan fraction does not exceed 1.0 for the Plan Year. In addition, the aforesaid Code section 415(e) limitation shall, to the extent permitted under section 1106(i)(3) of P.L. 99-514 and section 235(g)(4) of P.L. 97-248, be calculated by using the Member's "current accrued benefit", as defined and determined under said provisions.

         (d)      Further Limitations.   The  Committee  shall,  to  the  extent
                  -------------------
required to maintain the tax-qualified status of the Plan, apply the limitations contained in this Section (after giving due consideration to the wishes of the Member) by taking into account the benefits payable and the contributions made under any other plans maintained by the Company or an Affiliated Company which are qualified under section 401(a) of the Code.

                  6.6.  Additional Limitations on Contributions.   Contributions
                        ---------------------------------------
or allocations otherwise required to be made pursuant to Article 3 or 4 shall be subject to the following additional limitations:

         (a)      Profit Limitation.  To the extent  that the  aggregate  amount
                  -----------------
of contributions a Participating Company otherwise would be required to make for any Plan Year under Article 3 or 4 would exceed the Company's Net Operating Income for such year, the Company shall not be required to make such excess contributions. However, any part or all of such excess contributions may be made by the Participating Company, in its sole discretion. For this purpose, a Participating Company's Net Operating Income, with respect to any Plan Year, shall mean its income for the year, determined before taking into account any gains or losses realized on the sale or disposition of any securities and before the payment or provision for the payment of Federal income taxes, but after taking into account all other expenses, including, without limitation, any contributions made by the Company under this Plan, the Retirement Plan and any other plan of current or deferred compensation maintained by such Company.

         (b)      Deduction Limitation.  The aggregate  amount of  contributions
                  --------------------
a  Participating  Company is otherwise  required to make for any Plan Year under
Article 3 or 4 shall not exceed the amount allowable as a deduction for federal income tax purposes for such year with respect to such contributions.

                  6.7.  Adjustments.  Notwithstanding any other provision herein
                        -----------
to the contrary, at any time during the Plan Year, the Committee may make such adjustments to or impose such restrictions on the amounts that otherwise are to be contributed to the Plan on behalf of any Member or group of Members during the balance of the year, as the Committee deems necessary in order for such contributions not to exceed any of the limitations set forth in this Article 6, or in order for the Plan to meet any other requirement for the Plan's continued qualification under sections 401(a), and 401(k), of the Code.

                  In addition, notwithstanding any other provision herein to the contrary, each contribution made under the Plan on behalf of a Member, and the allocation with respect thereto to the Member's Account, is subject to such contribution and allocation not causing the Plan to lose its qualification under sections 401(a), 401(k), and 401(m) of the Code. If it should be determined that any contribution and allocation so made would otherwise cause the Plan to lose its qualification under section 401(a), 401(k), or 401(m) of the Code, the Committee may take whatever steps it determines to be necessary to preserve the Plan's qualification under section 401(a), 401(k), or 401(m) of the Code, including (in addition to the measures provided for in

Sections 6.8 and 6.9) directing that the Member's Account be adjusted to eliminate therefrom the amount so allocated with respect to such contribution (and any income attributable thereto), and directing that any amount so eliminated be returned to the Participating Companies, or held in a suspense account for allocation to the Member in a subsequent Plan Year, or reallocated to the Accounts of such other Members, in such amounts, as the Committee determines in its discretion.

                  Any 401(k) Contributions so returned to the Participating Companies shall be paid by them to those Members on whose behalf such amounts were contributed to the Plan, as soon as practicable after the Participating Companies have received them.

                  6.8.  Correction of Excess 401(k) Contributions.   If  for any
                        -----------------------------------------
Plan Year the contributions made on behalf of a Member for such year exceed the limitation applicable to such contributions under Section 6.2(a) or (c), or if any part of the 401(k) Contributions made on behalf of a Member during any taxable year of the Member is designated as an excess deferral under subsection
(b) below, such excess contributions, or the amount so designated, shall be distributed to the Member in accordance with the following rules; and any Matching Contribution made with respect to any such distributed 401(k) Contribution shall be forfeited:

                  (a) If the aggregate amount of the 401(k) Contributions made on behalf of a Member for any Plan Year exceeds the dollar limit for such contributions under Section 6.2(a), the excess amount so contributed, as adjusted for income or loss allocable thereto, shall be designated by the Committee as an excess deferral and earnings, and shall distributed to the Member by no later than April 15 next following the close of such Plan Year.

                  (b) If the aggregate amount of the 401(k) Contributions made on behalf of a Member under this Plan for any taxable year of the Member, when added to the total amount deferred in such year under other plans or arrangements described in sections 401(k), 408(k) or 403(b) of the Code, exceeds the limit applicable to the Member under section 402(g) of the Code for such taxable year, the Member may designate a portion of such excess amount as allocable to the 401(k) Contributions made on the Member's behalf under this Plan for such year. Such designation shall be made by filing with the Committee a written notice that specifies the amount so designated, and which contains a certification by the Member that if the amount so designated is not distributed, such amount, when added to his remaining 401(k) Contributions plus the total amount deferred under other plans or arrangements described in sections 401(k), 408(k) or 403(b) of the Code, will exceed the limit applicable to the Member under section 402(g) of the Code for the taxable year in question.

                  Such written notice shall be filed with the Committee no later than by March 1 next following the close of such taxable year. The amount so designated, as adjusted for income or loss allocable thereto, shall be distributed to the Member from his Account by no later than April 15 next following the close of such taxable year.

                  (c) If as of the close of any Plan Year the aggregate amount of the 401(k) Contributions made for such year on behalf of Members who are Highly Compensated Members exceeds the limit for such contributions under
Section 6.2(c), the excess amount of such contributions, as adjusted for income or loss allocable thereto, shall be designated by the Committee as an excess 401(k) Contribution and earnings, and shall be distributed to those Members on whose behalf such excess contributions were made. Such distributions shall be made by no later than March 15 next following the close of such Plan Year. Any amount that otherwise would be distributed to a Member in accordance with the second preceding sentence shall be reduced, in accordance with Regulations or rulings issued under section 401(k) of the Code, by any amounts distributed to the Member under subsection (a) or (b) above.

         (d) The amount of excess contributions to be distributed to any Member under subsection (c) above shall be determined by reducing the Actual Deferral Percentages of the Members who are Highly Compensated Members on the basis of each Highly Compensated Member's contribution, beginning with those Highly Compensated Members with the highest dollar amount of 401(k) Contributions, until the aggregate amount of 401(k) Contributions for Members who are Highly Compensated Members has been reduced to the amount permissible under Section 6.2(c). The excess contributions so determined shall be distributed to those Highly Compensated Members for whom a reduction is made under the preceding sentence. Any Matching Contributions made with respect to such excess contributions shall be forfeited, if forfeitable.

         (e) The amount of income or loss allocable to the excess contributions to be distributed to any Member who is a Highly Compensated Member shall be determined in accordance with the applicable provisions of the Regulations issued under sections 401(k), 401(m), and 402(g) of the Code.

         (f) Any amounts required to be distributed to a Member pursuant to subsection (a), (b), (c) or (d) above shall be so distributed, notwithstanding any other provision in this Plan to the contrary.

                  6.9.  Correction of Excess Matching Contributions.

         (a) If as of the close of any Plan Year the aggregate amount of the Matching Contributions made for such year on behalf of Members who are Highly Compensated Members exceeds the limit for such contributions under Section 6.3, the excess amount of such contributions, as adjusted for income or loss allocable thereto, shall be designated by the Committee as an excess Matching Contribution and earnings, and shall be forfeited, if forfeitable, or distributed to those Members on whose behalf such excess contributions were made. Such distributions shall be made by no later than March 15 next following the close of such Plan Year.

         (b) The amount of excess contributions to be distributed to any Member (or forfeited) under subsection (a) above shall be determined by reducing the Actual Contribution Percentages of the Members who are Highly Compensated Members on the basis of each Highly Compensated Member's contribution, beginning with those Highly Compensated Members with the highest dollar amount of Matching Contributions, until the aggregate amount of 401(k) Contributions for Members who are Highly Compensated Members has been reduced to the amount permissible under Section 6.3. The excess contributions so determined shall be distributed to those Highly Compensated Members for whom a reduction is made under the preceding sentence, or if forfeitable, forfeited.

         (c) The amount of income or loss allocable to the excess Matching Contributions shall be determined in accordance with the applicable provisions of the Regulations issued under sections 401(k), 401(m), and 402(g) of the Code.

         (d) Any amounts required to be distributed to a Member pursuant to subsection (a), (b), or (c) above shall be so distributed, notwithstanding any other provision in this Plan to the contrary.

                                    ARTICLE 7
                             INVESTMENT OF ACCOUNTS

                  7.1.  ESOP Stock Fund.  There shall be  maintained  within the
                        ---------------
Trust Fund a separate investment fund (referred to herein as the "ESOP Stock Fund"), which shall be invested in ESOP Stock, except for temporary short-term investments pending investment in such ESOP Stock or to provide liquid funds necessary to make distributions pursuant to Article 12. The

ESOP Stock held in the ESOP Stock Fund was acquired pursuant to the terms of the Plan in effect prior to April 1, 1999.

                  Fractional shares of ESOP Stock that have been canceled in connection with distributions made to Members, or in connection with the transfer of amounts by Members from the ESOP Stock Fund to other Investment Funds as permitted under Section 7.6, shall be aggregated and sold, in such amounts, and at such times, as the Committee may direct in its discretion. The proceeds of any such sales in connection with distributions to be made to Members shall be retained in the ESOP Stock Fund as part of the reserve of liquid funds maintained for use in connection with making distributions to Members pursuant to Article 12.

                  7.2.  Other Investment Funds.  In  addition  to the ESOP Stock
                        ----------------------
Fund, there shall be established and maintained within the Trust Fund such other separate Investment Funds as the Investment Committee in its sole discretion may direct from time to time, including, without limitation by specification, open-end investment companies for which the Company or Affiliated Companies serve as the investment adviser and/or provide other services and the U.S. Trust Corporation Stock Fund, which shall be invested primarily in Capital Stock, except for short-term investments pending investment in Capital Stock or such reasonable amounts as may be required to provide for distributions pursuant to
Article 12. All dividends received on shares of Capital Stock shall be reinvested in additional shares of Capital Stock, except to the extent the Investment Committee otherwise directs that any such cash dividends on shares of Capital Stock allocated to a Member's Account shall be paid to such Member or his Beneficiary no later than 90 days after the close of the Plan Year in which such dividend is paid. The Investment Committee may from time to time in its sole discretion, establish, modify or eliminate any Investment Fund.

                  7.3.  Investment of Dividends. Dividends on Common Shares held
                        -----------------------
in a Matching Contributions Account shall be reinvested in the U.S. Trust Corporation Stock Fund. Any other dividends on Common Shares which are allocated and credited to Members' Accounts under Section 3.2 shall be invested in the Excelsior Money Fund, unless the Investment Committee directs that such amounts will be invested in the U.S. Trust Corporation Stock Fund.

                  7.4.  Investment  of   Other   Contributions.     Any   401(k)
                        --------------------------------------
Contributions made on behalf of a Member pursuant to Section 4.1 or 4.2, any Matching Contributions, any cash or Common Shares rolled over to the Plan and credited to a Member's Account pursuant to Sections 5.1 and 5.2 (hereinafter referred to as a "Rollover Amount"), and any amounts transferred to the Plan pursuant to Section 5.3, shall be invested in accordance with the following rules:

         (a) Any 401(k) Contributions made on the Member's behalf, any Matching Contributions, any cash credited to the Rollover Amount or amount transferred to his Account pursuant to Section 5.3 shall be invested in such of the Plan's Investment Funds (other than the ESOP Stock Fund), in such whole percentages as the Member shall have specified in an election for such purpose.

         (b) Any Common Shares in a rollover Account shall be initially credited to the U.S. Trust Corporation Stock Fund as soon as practicable following receipt thereof and the Member may thereafter elect to transfer such investment to one or more of the Plan's Investment Funds (other than the ESOP Stock Fund), in such whole percentages as the Member shall have specified in an election for such purpose.

         (c) In the case of any Rollover Amount (other than a Related Interest as defined in Section 5.2) or transferred amount pursuant to Section 5.3, the Member's investment election shall be effective as soon as practicable following the date on which such Rollover Amount or transferred amount is transferred to the Trustee.

         (d) A Member shall be permitted to make any investment election for 401(k) Contributions, Rollover Amounts (other than a Related Interest as defined in Section 5.2), and amounts transferred pursuant to Section 5.2, and to make any change in investment election as to such amounts, by communicating such election or change in election directly to the Trustee by means of an automated telephone service, subject to such rules and procedures as the Committee shall prescribe. Any investment election, or any change in investment election, made by use of such telephone service shall be effective (1) in the case of 401(k) Contributions to be made on the Member's behalf pursuant to Section 4.1, as of the first day of the first payroll period which starts at least two weeks after such election or change in election has been so made, (2) in the case of 401(k) Contributions to be made on the Member's behalf pursuant to Section 4.2, with respect to any such contributions or amounts received by the Trustee more than two weeks after such election or change in election has been so made, and (3) in the case of Matching Contributions, any Rollover Amount (other than a Related Interest as defined in Section 5.2), or amount transferred pursuant to Section 5.3, the Member's investment election shall be effective as soon as practicable following the date on which such rollover or transfer is made to the Trustee.

         (e) If no investment election made in accordance with the provisions of this Section 7.4 is in effect for a Member at the time any 401(k) Contribution is made to the Plan on his behalf, or if the Member fails to provide an investment election in connection with a Rollover Amount or amounts transferred to the Plan pursuant to Section 5.3, the entire portion of such Contribution, or the cash portion if the Rollover Account and the amounts transferred pursuant to
Section 5.3 shall be invested in the Excelsior Money Fund until the Member provides an investment election.

         (f) If a Member fails to provide an investment election with respect to Common Shares transferred to a rollover Account pursuant to Section 5.2, such Common Shares shall be invested in the U.S. Trust Corporation Stock Fund until the Member provides an investment election.

         (g) Matching Contributions Accounts shall be invested in the U.S. Trust Corporation Stock Fund.

                  7.5.  Transfers  Between  Investment  Funds.  Subject  to  the
                        -------------------------------------
provisions of this Section, a Member may elect to have all or any portion of his interest in any one or more of the Investment Funds transferred to any other Investment Fund or Funds, in accordance with such rules as the Committee may determine from time to time in its discretion.

         (a) Limit on Transfers. No amounts may be transferred to the ESOP Stock
             ------------------
Fund from any other Investment Fund. No amounts may be transferred from the ESOP Stock Fund to any other Investment Fund, except as provided in Section 7.6. No amounts may be transferred to or from a Member's Matching Contributions Account.

         (b) Transfer of Assets.  In  order  to  give  effect  to the  transfers
             ------------------
referred to above, the Trustee shall transfer from and to the respective Investment Funds to which such transfers relate cash in the net amounts required to give effect to all elections under this Section. For this purpose, the Trustee shall value the interest of each Member in the Investment Funds to be transferred as to whom it has received notice, and the Trustee shall effect such transfers as soon as practicable.

                  (c)   Delayed Transfer.  In the event the Trustee, in its sole
                        ----------------
discretion, determines that the transfer from any of the Investment Funds cannot be effected without jeopardizing the maintenance of an orderly market in the securities held in such Investment Fund, the Trustee shall so notify the Investment Committee in writing, and shall make such transfer at the earliest time or times that it considers practicable consistent with the maintenance of such orderly market. The amount of any partial transfer from any Investment Fund pursuant to this subsection shall be deemed allocable pro rata to all Members
                                                         --------
whose elections to have transfers made from such Investment Fund have not yet been effected and have not been revoked (pursuant to this subsection) prior to the date of such partial transfer.

                  (d)   Telephone Transfers. A Member shall be permitted to make
                        -------------------
an election which shall apply to any transfer under this Section by communicating such election directly to the Trustee by means of an automated telephone service made available by the Committee in its discretion, subject to such rules and procedures as the Committee shall prescribe.

                  7.6.  Diversification Rights with  Respect  to  the ESOP Stock
                        --------------------------------------------------------
Fund.  A  Qualified  Member may elect at any time to have an amount  equal to 25
----
percent of the value of his Account invested in the ESOP Stock Fund (to the extent such amount exceeds the amount to which a prior election under this
Section 7.6 applies) transferred to any other Investment Fund. In the case of any Qualified Member who has attained age 60, the 25% amount in the preceding sentence shall be increased to 50%.

                  7.7.  Special  Voting   Rights  and   Tender   Offer  Response
                        --------------------------------------------------------
Provisions Regarding U.S. Trust Corporation Stock Fund and ESOP Stock Fund. Each
--------------------------------------------------------------------------
Member, Former Member or Beneficiary who has any portion of his interest in the Trust Fund invested in the U.S. Trust Corporation Stock Fund or the ESOP Stock Fund (hereinafter referred to collectively as the "Stock Funds") shall have the right to instruct the Trustee with respect to the voting of the shares of Capital Stock or ESOP Stock (hereinafter referred to collectively as the "Shares") attributable to such interest or to direct the Trustee to tender and sell such Shares in accordance with the following provisions:

         (a)  Voting Rights.   At least 30 days  before  each  annual or special
              -------------
shareholders' meeting of the Corporation, the Trustee shall furnish to each Member, Former Member or Beneficiary with an interest in the Stock Funds a copy of the proxy solicitation material, together with a form requesting confidential instructions on how the Shares attributable to such interests are to be voted. Upon timely receipt of such instructions, the Trustee shall vote such Shares as instructed. The instructions received by the Trustee from any individual Member, Former Member or Beneficiary shall be held by the Trustee in strict confidence and shall not be divulged or released to any person including officers or employees of the Corporation, of the Company, or of any other Affiliated Company. Neither the Trustee, the Investment Committee, nor the Committee shall make recommendations to Members, Former Members or Beneficiaries on whether to vote or how to vote. The Trustee shall vote any Shares attributable to a Member's, Former Member's or Beneficiary's interest in the Stock Funds for which voting instructions are not timely received for a particular shareholders' meeting, and any Shares held in the Trust Fund which are not attributable to the interest of any Member, Former Member or Beneficiary, in accordance with the directions of the Members, Former Members or Beneficiaries who gave timely instructions to the Trustee, in the same manner and in the same proportion to the voting of Members, Former Members or Beneficiaries on such Shares with respect to which timely instructions were given, determined separately with respect to Shares held in the U.S. Trust Corporation Stock Fund and Shares held in the ESOP Stock Fund.

         (b) Tender Offers.  In the event the Trustee receives a tender offer or
             -------------
any other offer or option to sell any Shares held in the Stock Funds, which offer or option requires a response with respect to such Shares, the Trustee shall notify each Member with an interest in the Stock Funds of such offer or option and utilize its best efforts to distribute or cause to be distributed to such Member in a timely manner all information distributed to shareholders of the Corporation in connection with such offer or option. Each such Member, Former Member or Beneficiary shall have the right from time to time with respect to the Shares attributable to such interest to direct the Trustee in writing as to the manner in which to respond to any offer or option to sell such Shares which shall be pending or which may be made in the future for all Shares or any portion thereof. A Member's, Former Member's or Beneficiary's instructions shall remain in force until superseded in writing by the Member, Former Member or Beneficiary. If the Trustee shall not timely receive a direction from a Member to tender or sell pursuant to such tender offer or other offer or option to sell, (1) the Trustee shall not tender or sell any such Shares held in the U.S. Trust Corporation Stock Fund that are attributable to such Member's, Former Member's or Beneficiary's interest, and
(2) the Trustee shall tender or sell any such Shares held in the ESOP Stock Fund that are attributable to such Member's, Former Member's or Beneficiary's interest and any Shares held in the Trust Fund which are not attributable to the interest of any Member, Former Member or Beneficiary in accordance with the directions of Members, Former Members or Beneficiaries who gave timely instructions to the Trustee, in the same manner and in the same proportion to the direction of Members, Former Members or Beneficiaries on such Shares with respect to which timely instructions were given.

         Unless and until Shares are tendered or sold, the individual instructions received by the Trustee from Members, Former Members or Beneficiaries shall be held by the Trustee in strict confidence and shall not be divulged or released to any person, including officers or employees of the Corporation, of the Company, or of any other Affiliated Company; provided, however, that the Trustee shall advise the Corporation or the Company, at any time upon request, of the total number of Shares not subject to instructions to tender and sell.

         The Trustee shall tender, and sell, those Shares as to which valid and timely tender instructions have been received by it and have not been subsequently revoked by the Member, Former Member or Beneficiary prior to the expiration date of the offer or option to which the tender and sell instructions are submitted, determined as set forth above. Except as to those Shares tendered for sale in accordance with the provisions of this subsection (b), the Trustee shall be prohibited from tendering or otherwise depositing or forwarding for sale in connection with the offer or option any Shares held in the Trust Fund and shall withdraw, prior to the withdrawal date of the offer or option, any Shares previously tendered for sale as to which timely instructions to withdraw such Shares are received.

         The cash proceeds from the sale of any Shares tendered pursuant to this subsection (b) shall be invested on behalf of the Member, Former Member or Beneficiary effecting the tender in the Excelsior Money Fund (or such other Investment Fund as the Investment Committee shall determine in its sole discretion) under the Trust Fund and any non-cash proceeds of such tender or sale shall be deposited for the interest of the Member, Former Member or Beneficiary in such other funding arrangement as the Investment Committee may establish, in accordance with the terms and conditions of the Plan and the Trust Agreement. Shares tendered but not purchased shall be returned by the Trustee as soon as practicable to the U.S. Trust Corporation Stock Fund or the ESOP Stock Fund (whichever is applicable) for the interest of such Members, Former Members or Beneficiaries as had an interest in such Shares prior to the tender offer. In the event only a portion of the Shares tendered are purchased, those Shares tendered but not purchased shall be returned in accordance with the preceding sentence for the interest of Members, Former Members or Beneficiaries who had instructed Shares attributable to their interest to be tendered on a proportional basis.

         (c) Trustee's Discretion.  Notwithstanding the provisions of subsection
             --------------------
(a) or (b) above, the Trustee shall not be required to exercise voting, tender or similar rights with respect to Shares in the manner described in subsection
(a) or (b) above, and may exercise voting, tender or similar rights with respect to Shares in such manner as it determines in its discretion, if the Trustee determines that exercising voting, tender or other rights in the manner described in subsection (a) or (b) above would be contrary to the applicable provisions of ERISA

                                    ARTICLE 8
                               NATURE OF INTEREST

                  8.1.  Interest in  Trust Fund.    Each  Member  shall  have  a
                        -----------------------
beneficial interest in the assets of the Trust Fund attributable to the contributions theretofore made for his benefit. Except for Matching Contributions, such interest shall be fully Vested at all times and in no event shall it be subject to forfeiture. Regardless of the extent to which such interest is fully Vested, it shall remain subject to and shall be transferable only in accordance with the terms and conditions of this Plan and the Trust Agreement. It shall consist of the sum of his interests in the various Investment Funds, and of his interest in his Account invested in any loan made to him, as described in Section 10.4(e).

                  8.2.  Interest in ESOP  Stock  Fund.   The  interest  of  each
                        -----------------------------
Member, Former Member and Beneficiary in the ESOP Stock Fund shall be expressed in terms of numbers of whole shares and fractional interests in shares of ESOP Stock.

                                    ARTICLE 9
                                    ACCOUNTS

                  9.1.  Accounts.  The  Committee shall maintain on the books of
                        --------
the Plan a separate Account for each Member, Former Member and Beneficiary which shall show, with respect to each Investment Fund the following:

         (a) the amount of each contribution made on his behalf, any other amounts allocated to his Account, any Rollover Amount (except a Related Interest as defined in Section 5.2) and in respect of any transfer of funds credited to his Account, which, in accordance with the provisions of Article 7, has been invested in such Investment Fund;

         (b) the amount credited to his Account in respect of any such contribution, allocated amount or Rollover Amount and to such Investment Fund from any other Investment Fund;

         (c) any loan, withdrawal, distribution, or transfer;

         (d) the Member's allocable share of the income and expenses and realized and unrealized gains and losses;

         (e) any amount that had been subject to the election described in Paragraph A of Article V of the Prior Plan for any Plan Year commencing prior to January 1, 1980;

         (f) any amount that had been subject to the election described in Paragraph B of Article V of the Prior Plan for any Plan Year commencing after December 31, 1979 and prior to January 1, 1985, or commencing after December 13, 1988;

         (g) any amount attributable to the Profit-Sharing Amount contributed to or for the benefit of the Member under the terms of the Prior Plan for any Plan Year commencing after December 31, 1984 and prior to January 1, 1989;

         (h) any amount attributable to any 401(k) Contributions made hereunder on behalf of each such Member and Former Member hereunder or to any Tax-Deferred Savings Contributions made on behalf of a Member or Former Member under the terms of the Prior Plan;

         (i) any   amount  attributable   to  any  Matching  Contributions  made
hereunder on behalf of each such Member and former Member hereunder;

         (j) the amount deemed invested by such Member or Former Member in the outstanding balance of any loan as described in Section 10.4(e); and

         (k) the number of shares and fractional shares of ESOP Stock which have been allocated and credited to such Member or Former Member's Account.

                  The Account maintained for each Member shall also show, with respect to any Plan Year, the dollar amount of any contribution that is to be made to the Plan on the Member s behalf for such year but which has not yet been made to the Plan, or invested in any Investment Fund, as of the close of such year. In addition to the foregoing, the Committee shall maintain on the books of the Plan a separate rollover Account for any Related Interests (as defined in Section 5.2.) transferred to the Plan for a Member.

                  9.2.  Cancellation  of  Plan  Shares.   In  the event  of  any
                        ------------------------------
complete distribution or withdrawal to be made to a Member in cash from the U.S. Trust Corporation Stock Fund, a number of such Member's Plan Shares in such Fund shall be canceled, and cash shall be segregated from the assets of such fund, for payment to the Member in accordance with the provisions of the Plan. In the event that a complete distribution or installment payments are to be made to a Member, Former Member or Beneficiary of an interest in the U.S. Trust Corporation Stock Fund in the form of Capital Stock (and in cash for any fractional shares thereof), the Committee shall cancel all such person's Plan Shares in the U.S. Trust Corporation Stock Fund. Upon its cancellation of such shares, the Committee shall direct the Trustee to segregate from the assets of the U.S. Trust Corporation Stock Fund, on the date of such cancellation, the largest number of whole shares of Capital Stock which, as of the Valuation Date coinciding with or immediately preceding the date of such cancellation, did not have a value exceeding the value of the Plan Shares being canceled, and an amount of cash equal to the difference, if any, as of such Valuation Date, between the value of the whole shares of Capital Stock being so segregated and the value of the Plan Shares being canceled. Such Capital Stock and cash shall be held by the Trustee for payment to the Member in accordance with the provisions of the Plan.

                  9.3.  Distribution of ESOP Stock. In the event that a complete
                        --------------------------
distribution or installment payments are to be made to a Member, Former Member or Beneficiary of an interest in the ESOP Stock Fund, the Committee shall direct the Trustee to segregate from the assets of such Fund the number of whole shares of the ESOP Stock held in the Member's Account as of the Valuation Date coinciding with or immediately preceding the date on which the distribution is to be made or the installment payments are to commence, as applicable, and an amount of cash representing the fractional shares, if any, of such ESOP stock as of such Valuation Date. Such ESOP Stock and cash shall be held by the Trustee for payment to such person in accordance with the provisions of the Plan.

                  9.4.  Statements of Account.   The  Committee  shall submit to
                        ---------------------
each Member, Former Member and Beneficiary, as soon as practicable after the close of each Plan Year, a statement setting forth

         (a) in the case of the ESOP Stock Fund, the number of shares and fractional shares of ESOP Stock allocated and credited to such person's Account during such Plan Year and credited to such person's Account at the close of such Plan Year,

         (b) the value of such person's interest in each Investment Fund at the close of such Plan Year,

         (c) the amount of the 401(k) Contributions made on behalf of such Member and Former Member under Sections 4.1 and 4.2 for the last Plan Year,

         (d) the amount of Matching Contributions made on behalf of such Members and former Members for the last Plan Year, and

         (e) such additional information as the Committee deems desirable.

                  9.5.  Telephone Service.   To  the  extent  permitted  by  the
                        -----------------
Committee, and subject to such rules and procedures as the Committee may prescribe, a Member may obtain the following information by using an automated telephone service which is made available by the Committee, in its discretion, for the purpose of allowing a Member to communicate directly with the Trustee:

         (a) the balance of his Account, and the portion of such balance invested in each Investment Fund or which consists of shares of ESOP Stock allocated to his Account,

         (b) his current investment elections as to future 401(k) Contributions, and his current election as to the percentage of his Compensation, or the percentage of his award under each of the Annual Incentive Plans, to be contributed to the Plan on his behalf as a 401(k) Contribution,

         (c) the amount in his Account available for a loan or a withdrawal,

         (d) the balance of any outstanding Plan loan, and the amount of each monthly payment under such loan,

         (e) such other information as determined by the Committee.

                                   ARTICLE 10
                              WITHDRAWALS AND LOANS

                  10.1. Hardship Withdrawls.   A  Member  may  make  a  hardship
                        -------------------
withdrawal from his Account at any time of 401(k) Contributions made on his behalf, subject to the following conditions:

         (a) The withdrawal must be made on account of an "immediate and heavy financial need" of the Member, as defined in section 1.401(k)-1(d)(2)(iv)(A) and
(C) of the Treasury Regulations or in any revenue ruling or notice issued by the Internal Revenue Service, or on account of such other circumstance as the Committee determines in its discretion to constitute an "immediate and heavy financial need" under section 401(k) of the Code and the Regulations issued thereunder.

         (b) The amount withdrawn may not exceed the lesser of

                  (1) the amount required to meet the Member's "immediate and heavy financial need", or

                  (2)   the balance of the Member's Account, reduced by

                        (i) the unpaid amount outstanding on any loan made to the Member under Section 10.4(e),

                        (ii)all earnings credited to the Member's Account after December 31, 1988 (net of any negative earnings that may have been charged to the Member's Account after such date) with respect to any 401(k) Contributions (or any Tax-Deferred Savings Contributions or any contributions with respect to Elective Profit-Sharing Amounts, as defined in the applicable provisions of the Prior Plan) made to the Plan on the Member's behalf, and

                        (iii) the portion of such Account, if any, invested in the ESOP Stock Fund. For purposes of clause (1) hereof, the amount required to meet a Member's "immediate and heavy financial need" may include the amount of any taxes and penalties payable with respect to the amount withdrawn by the Member hereunder.

         (c) The Member must also withdraw at such time, or must have previously withdrawn, all amounts the Member may be permitted to withdraw under Section 10.2, and all employee contributions permitted to be withdrawn by the Member under any other plan maintained by the Company or any other Affiliated Company. In addition, the Member must have obtained all nontaxable loans currently available under this Plan, and under any other plan maintained by the Company or any other Affiliated Company, to the extent obtaining such loans is required under section 401(k) of the Code and the Regulations issued thereunder. If the Committee, in its discretion, determines to make a hardship withdrawal on account of a circumstance other than as set forth in sections 1.401(k)-1(d)(2)(iv)(A) and (C) of the Treasury Regulations or in any revenue ruling or notice issued by the Internal Revenue Service, the Member shall represent in writing, on forms provided by the Committee, (A) that the distribution is not in excess of the amount required to relieve the immediate and heavy financial need of the Member (which may include federal, state or local income taxes or penalties reasonably anticipated to result from the distribution), and (B) that the need cannot be relieved through reimbursement or compensation by insurance or otherwise, by reasonable liquidation of the Member's assets, to the extent such liquidation would not itself cause an immediate and heavy financial need, by cessation of 401(k) Contributions under the Plan, or by distributions other than hardship distributions or nontaxable (at the time of the loan) loans from plans maintained by the Company or any other entity by which the Member is employed, or by borrowing from commercial sources on reasonable commercial terms, and (ii) the Committee does not have actual knowledge contrary to the Member's representation.

         (d) Notwithstanding any other provision of the Plan to the contrary, no 401(k) Contributions may be made on behalf of the Member for a period of 12 months following the Member's receipt of a hardship withdrawal hereunder that includes any amounts attributable to any 401(k) Contributions made under the Plan (or any contributions with respect to Elective Profit-Sharing Amounts under the terms of the Prior Plan) on the Members' behalf. In addition, during such 12-month period, no employee contributions may be made by the Member, and no amounts may be deferred at the Member's election, under any other plan maintained by the Company or any other Affiliated Company.

         (e) Notwithstanding the provisions of Section 6.2(a), the maximum amount of 401(k) Contributions that may be made on a Member's behalf for the Plan Year following the Plan Year in which the Member makes a hardship withdrawal described in subsection (d) above shall not exceed the 401(k) dollar limit (as indexed) in accordance with section 402(g) for such following year, less the amount of the 401(k) Contributions made on the Member's behalf for the Plan Year in which such hardship withdrawal was made.

                  10.2. Discretionary   Withdrawls.      A   Member   may   make
                        --------------------------
discretionary withdrawals from his Account, without the approval of the Committee, subject to the following conditions:

         (a) No more than one discretionary withdrawal may be made by a Member hereunder during any Plan Year.

                  (b) After attaining age 59-1/2, a Member may withdraw any portion or all of his Account other than any amount (1) that, under Section 10.4(e), is deemed to be invested in the outstanding balance of any loan made to the Member, or (2) that is invested in the ESOP Stock Fund or allocated to the Member's Matching Contributions Account.

                  (c) Prior to attaining age 59-1/2, a Member may withdraw any portion of his Account other than

                  (1) any  amount  described in clause (1) or (2) of  subsection
(b) above,

                  (2) any amount that had been subject to the election provided for in Paragraph B of Article V of the Prior Plan for any Plan Year commencing after December 31, 1979 and prior to January 1, 1985,

                  (3) the Profit-Sharing Amount contributed for the benefit of the Member under the Prior Plan for any Plan Year commencing after December 31, 1984,

                  (4) amounts attributable to any 401(k) Contribution made on his behalf hereunder for any year or to any Tax-Deferred Savings Contributions made on his behalf for any year under the terms of the Prior Plan and

                  (5) amounts described in clause (ii) of Section 10.1(b).

                  10.3. Withdrawl  Procedures.     Withdrawals  shall  be   made
                        ---------------------
hereunder in accordance with the following procedures:

         (a) A Member who wishes to make a withdrawal under Section 10.1 or 10.2 shall communicate such request directly to the Trustee by means of an automated telephone service made available by the Committee in its discretion, subject to such rules and procedures as the Committee shall prescribe, setting forth the amount the Member wishes to withdraw and specifying those Investment Funds in which the Member's Account is invested from which the withdrawal is to be made.

         (b) In the case of a hardship withdrawal, the Member's request shall include such information as to the Member's need for such withdrawal, and the amount needed, as will enable the Committee to make a determination as to whether or not the conditions described in Section 10.1(a) and (b)(1) will be met in the Member's case.

         (c) After making a request for a withdrawal by such telephone service, the Trustee shall furnish the Member with the documents which must be completed by the Member in order to make the withdrawal. As soon as practicable after such documents have been completed and filed with the Committee by the Member (or in the case of a hardship withdrawal, after the Committee has received such completed documents from the Member and has approved the Member s request), the Committee shall direct the Trustee to distribute the amount of the withdrawal so requested (or approved) from the Investment Funds specified by the Member in his withdrawal request.

                  10.4. Loans to Members. Any Member who is actively employed by
                        ----------------
the Company or who is a "party in interest," within the meaning of ERISA Section 3(14), with respect to the Plan (hereinafter referred to as an "Eligible Member") may borrow from the Eligible Member's interest in the Trust Fund once each Plan Year, in accordance with the following provisions:

                  (a)   Application.  An Eligible  Member may  request a loan by
                        -----------
communicating such request directly to the Trustee by means of an automated telephone service made available by the

Committee in its discretion, subject to such rules and procedures as the Committee shall prescribe. Such request shall:

                  (1) specify the terms pursuant to which the loan is requested to be made, including the requested effective date, which shall be the first day of any calendar month and no less than 15 days following the date the completed application is given to the Committee;

                  (2) provide   such  information  and   documentation   as  the
Committee shall require.

         Upon receiving such request, the Trustee shall furnish the Member with such documents as the Eligible Member must complete to obtain the loan, including a signed authorization for the repayment of the loan through payroll deductions and a note, duly executed by the Eligible Member, granting a security interest in his entire interest in the Trust Fund (or such lesser amount of such interest as the Committee may determine constitutes adequate security for such loan under applicable laws and Regulations) to secure the loan.

         A loan shall not be effective until such documents have been completed by the Eligible Member and filed with the Committee by the Eligible Member, and the loan has been approved by the Committee in accordance with the rules set forth below. In no event will the proceeds of a loan be paid to the Eligible Member in any month unless the completed documents are received by the Committee by the 20th day of the preceding month.

         (b) Terms.  The  Committee  shall  establish  standards,  determined in
             -----
accordance with applicable Regulations, which shall be uniformly applicable to all Eligible Members similarly situated and shall govern the Committee's approval or disapproval of completed applications. The terms for each loan shall be set solely in accordance with such standards. Such standards shall prescribe the annual rate of interest to be charged on each loan, which shall be a reasonable rate of interest determined by reference to the prevailing rate of interest charged by commercial lenders under similar circumstances in accordance with applicable Regulations. Such standards may also prescribe a maximum percentage of an Eligible Member's pay which may be subjected to payroll deductions with loan repayment under varying circumstances, minimum and maximum repayment periods, a required minimum loan amount (which may not exceed $1,000), loan origination fees, and other relevant factors. Each time an Eligible Member takes such a loan, he shall not be permitted to take a subsequent loan under the Plan until the first loan has been repaid in full; provided, however, that the Committee may establish uniform guidelines to permit one or more subsequent loans prior to full repayment of an outstanding loan and, with respect to any outstanding loan, to permit the Eligible Member to reborrow an amount equal to the excess of the original amount of the loan over the balance of the loan outstanding at the time of such reborrowing. The maximum loan permitted (when added to the outstanding balance of all other loans) shall not exceed the lesser of

                  (1) $50,000 reduced by the excess (if any) of

                           (i) the highest outstanding loan balance attributable
to the Eligible Member requesting the loan during the one-year period ending on the day preceding the date of the loan, over

                           (ii) the outstanding balance of all  other loans from
the Plan to the Eligible Member on the date of the loan, or

                  (2) 50 percent of the value of the Eligible Member's Vested interest in his Account as of the Valuation Date immediately preceding the date on which the Committee receives the completed application for the loan, or if less, the value of such Account at such time minus the total value of (1) the Member's Matching Contributions Account, and (2) his interest in the ESOP Stock Fund.

         (c) Approval.  The Committee  shall, in accordance with its established
             --------
standards, review and approve or disapprove a completed application as soon as practicable after its receipt thereof, and shall promptly notify the applying Eligible Member of such approval or disapproval. The Committee's review standards shall be those which would be used in a normal commercial setting by an entity in the business of making similar types of loans, and shall include consideration of the applicant's credit worthiness and financial need.

         (d) Loan Proceeds. Subject to subsection (c) above, the Committee, upon
             -------------
approval of a completed application, shall direct the Trustee to transfer to the Eligible Member cash in an aggregate amount equal to the amount of the loan. The transferred amount shall be withdrawn pro-rata from each Investment Fund other than the ESOP Stock Fund and the U.S. Trust Corporation Stock Fund), except to the extent such Investment Fund is attributable to the Member's Matching Contributions. Furthermore, in the event the Trustee, in its sole discretion, determines that it is not reasonably and prudently able, in the interests of Eligible Members, to liquidate the necessary amount from any of the Investment Funds, the Trustee shall notify the Committee, and the amount to be paid from that Investment Fund to each Eligible Member then requesting a loan shall be reduced in proportion to the ratio which the aggregate amount that the Trustee has advised the Committee may prudently be liquidated bears to the aggregate amount which would otherwise be paid from such Investment Fund to such Eligible Members.

         (e) Investment in Loan.  The unpaid balance owed by an Eligible  Member
             ------------------
on a loan under the Plan shall not reduce the amount credited to his or her Account. However, from the time of payment of the proceeds of the loan to the Eligible Member, such Account shall be deemed invested, to the extent of such unpaid balance, in such loan until the complete repayment thereof or distribution from such Account.

         (f) Repayment.  Each loan to an Eligible Member under the Plan shall be
             ---------
repaid in level amounts through regular payroll deductions; provided, however, that an Eligible Member shall be permitted to prepay a loan without penalty. Except as otherwise permitted by the Code and Regulations, each loan shall have a repayment period not to exceed 60 months unless the loan is used to acquire any dwelling unit which within a reasonable period of time is to be used as the principal residence of the Eligible Member. Principal residence status shall be determined by the Committee at the time the loan is made. Any repayment of principal and interest on a loan made to an Eligible Member under the Plan shall be invested in the Plan's Investment Funds in accordance with the investment election in effect for the Member's 401(k) Contributions under Section 7.4 on the day on which such repayment is received by the Trustee, or, if no such election is in effect on such day, in the Excelsior Money Fund.

         (g) Security.  The loan shall be secured by the portion of the Eligible
             --------
Member's Account equal to the total amount of the loan. As a condition of any loan to an Eligible Member hereunder, the Eligible Member shall agree in writing that in the event of a default by the Eligible Member on such loan, the balance of his Account may, to the extent used as security for the loan, be utilized as an offset against, or otherwise may be applied to satisfy, the Eligible Member's obligation to repay any amount outstanding on such loan; provided, however, that no portion of the Eligible Member's Account which is subject to Section 401(k)(2)(B) of the Code may be so utilized or applied until the earliest of the Eligible Member's attainment of age 59 1/2, his becoming disabled or his retirement, death or other termination of service. If a Member's Account, or any portion thereof, becomes distributable to the Eligible Member for any reason, and any loan to such Eligible member has not been repaid in full, the amount so distributable shall be offset by the outstanding balance of the loan.

         (h) Default.  The failure to make any payment  under the loan when due,
             -------
under any circumstances, shall constitute a default on the loan. In the event of a default, the balance of the Eligible Member's Account, to the extent used as security for the loan, may be utilized as an offset against, or applied to satisfy, the Eligible Member's obligations under the loan as provided in subsection (g) above. The Committee shall take any commercially reasonable action it deems necessary or desirable to satisfy any remaining obligations under the loan.

                           (i) Adminstration.  The  loan program  under the Plan
                               -------------
shall be administered in all respects by the Committee.


                                   ARTICLE 11
                                   RETIREMENT

                  11.1. Retirement   Under   Retirement   Plan   or   Employment
                        --------------------------------------------------------
Agreement.  Any Member who is also a member of the  Retirement  Plan,  or who is
---------
employed pursuant to an employment agreement, and who terminates his employment under the early retirement, normal retirement, postponed retirement or disability retirement provisions of the Retirement Plan, shall also be deemed to have retired under this Plan on the day on which he retired under the Retirement Plan or such agreement.

                  11.2. Other Employees.  Any Member who is not a  member of the
                        ---------------
Retirement Plan or who does not retire pursuant to the terms of an employment agreement shall be retired on whichever of the following dates is applicable:

         (a) Early Retirement.  On the last day of any month ending after he has
             ----------------
attained age 55 which is not less than 30 days nor more than 90 days after the Member has filed a written request for his retirement on such date with the Committee.

         (b) Normal Retirement. On the last day of the month in which the Member
             -----------------
attains age 65, if he elects to retire on such day.


         (c) Postponed Retirement.  If the Member continues as an Employee after
             --------------------
the last day of the month in which he attains age 65, on the last day of any month thereafter on which the Member elects to retire.

         (d)  Disbability Retirement.  In the case of a Member who is  suffering
              ----------------------
from a mental or physical disability which entitles him to receive a benefit under the long-term disability plan maintained by the Affiliated Companies, on the last day of the month in which such disability arises.

                                   ARTICLE 12
                            DISTRIBUTION OF BENEFITS

                  12.1. Distributions.  A  Member's Vested Account balance shall
                        -------------
become distributable to him upon his retirement under Article 11, or upon any other termination of employment with the Affiliated Companies. Distributions shall be made in accordance with the rules set forth hereinafter.

                  12.2. Commencement of Distributions.  The  distribution  of  a
                        -----------------------------
Member's Vested Account balance hereunder shall be made, or shall commence, as soon as practicable following the date on which the Member retires or otherwise terminates employment. Any Member who retires under Article 11 may delay the distribution of his Account balance until after the final Valuation Date on which his Account is credited with any earnings or losses in any Investment Fund, or with any ESOP Stock or Matching Contributions, to which he is entitled in respect of any contribution made to the Trust Fund on his behalf after the date of his retirement. As provided under Sections 12.3, 12.4, and 12.5, a Member generally has the right to a period of at least thirty (30) days to make certain decisions with respect to the distribution of his benefits.

However,  the Committee may permit the Member to waive this right  provided that
(1) the Committee clearly notifies the Member that the Member has a right to a period of at least 30 days, and (2) the Member, after receiving the notice, affirmatively elects to begin the distribution as soon as practicable.

                  12.3. Form and Amount of Distributions.

         (a) Optional Forms of Payment.   The  Member  shall  elect  to have the
             -------------------------
distribution of his Account balance paid in the form of either

                  (1) a single lump-sum payment or

                  (2) installment payments. It is provided, however, that a Member shall not be entitled to make the election described in the preceding sentence, and his Account balance shall automatically be paid in the form of a single lump-sum payment, unless

                           (i)  he  has  retired under Section 11.1  or  Section
11.2, other than by reason of a disability retirement, and

                           (ii) as  of  the  Valuation Date coinciding  with  or
immediately preceding the date on which the distribution of his Account is scheduled to be made or commence, the balance of his Account exceeds $5,000.

         A Member shall make the election described in the preceding paragraph by executing and delivering to the Committee, on a form for such purpose furnished to him by the Committee, written notice of such election no more than 90 days, but no less than 30 days, prior to the date on which the distribution from his Account is to be made or commence (the "Benefit Starting Date").

         (b) Amount of Lump-Sum Payments.  If the Member's Account balance is to
             ---------------------------
be paid in the form of a single lump-sum payment, the amount of such payment shall be equal to the balance of his Account on the Valuation Date coinciding with or immediately preceding the date on which the payment is to be made. In the case of a Member who is eligible, but declines, to make the election described in the second sentence of Section 12.2, any amount credited to his Account after the Valuation Date referred to in the preceding sentence shall be distributed to the Member, in the form of a single lump-sum payment, as soon as practicable after the date on which such amount is credited to his Account.

         (c) Rules for Installment Payments.   If  the Member elects to have his
             ------------------------------
Account balance distributed in installment payments, the following rules shall apply:

                  (1)   Time of Payments.  Installment  payments  shall  be made
                        ----------------
annually. The first installment payment shall be made on a date determined in accordance with Section 12.2, and the remaining installment payments shall be made on the anniversaries thereof.

                  (2)   Number of Payments. The number of  installment  payments
                        ------------------
which shall be made from each Investment Fund in which the Member's Account is invested shall be the following:

                           (i)  Any  Investment Fund  other  than the U.S. Trust
Corporation Stock Fund and the ESOP Stock Fund - 10 or 15 installment payments, as the Member selects on the election form described in subsection (a) above.

                           (ii) The  U.S.  Trust  Corporation  Stock  Fund  - 10
installment payments.

                           (iii)The ESOP Stock Fund - five installment payments.

                  (3) Amount of the Payments.   The amount  of  the  installment
                      ----------------------
 payments shall be determined as follows:


                           (i)  In  the  case of installment payments to be made
from any Investment Fund other than the U.S. Trust Corporation Stock Fund and the ESOP Stock Fund, each installment payment from such fund shall be in an amount equal to the balance of the Member's Account invested in such fund as of the Valuation Date coinciding with or immediately preceding the date on which such payment is to be made, divided by the then remaining number of installment payments to be made from such fund (including the current installment payment).

                           (ii) In  the  case of installment payments to be made
from the U.S. Trust Corporation Stock, the Committee shall direct the Trustee to transfer shares of Capital Stock to the Member in a series of annual installments, all but the last of which shall consist of that number of whole shares of such Capital Stock obtained by dividing by 10 the number of such shares which is being held by the Trustee for payment to the Member under
Section 9.3 (but in no event less than 10 shares), and the last of which shall consist of the remainder of the shares of Capital Stock being so held, (y) transfer to the Member the cash which is being held by the Trustee for payment to him under Section 9.3 with the first installment payment of Capital Stock and
(z) transfer to the Member the amount of any dividends or other distributions received by the Trustee with respect to the Capital Stock the Trustee is so holding for payment to the Member with the first annual installment payment of Capital Stock the Trustee makes to the Member after the Trustee's receipt of such amount.
                           (iii) In the case of installment payments to  be made
from the ESOP Stock Fund, the Committee shall direct the Trustee to transfer shares of ESOP Stock to the Member in a series of annual installments, all but the last of which shall consist of that number of whole shares of ESOP Stock obtained by dividing by five the number of such shares which is being held for payment to the Member under Section 9.3 (but in no event less than 5 shares), and the last of which shall consist of the remainder of the shares of ESOP stock being so held, (y) transfer to the Member the cash which is being held by the Trustee for payment to him under Section 9.3 with the first installment payment of ESOP Stock and (z) transfer to the Member the amount of any dividends or other distributions received by the Trustee with respect to the ESOP Stock the Trustee is so holding for payment to the Member with the first annual installment payment of ESOP Stock the Trustee makes to the Member after the Trustee's receipt of such amount. It is provided, however, that distributions of ESOP Stock with a value of less than the "Applicable Amount" may be paid at the election of the Member in a single lump-sum payment. For these purposes the "Applicable Amount" shall be the amount, if any, established in a uniform and nondiscriminatory manner by the Committee. The Applicable Amount, once established, may be changed only in conformity with the requirements of section 411(d)(6) of the Code and the Regulations promulgated thereunder.

                  12.4. Payments in Cash or Stock.  Any  distribution  from  any
                        -------------------------
Investment Fund, other than the U.S. Trust Corporation Stock Fund and the ESOP Stock Fund, shall be made in cash. Except as provided below, any distribution from the U.S. Trust Corporation Stock Fund and the ESOP Stock Fund shall be made in shares of Capital Stock or ESOP Stock (and cash representing fractional shares thereof).

                  If a Member's Account balance is to be paid in the form of a single lump-sum payment under Section 12.3, then such Member may elect to have the portion of his Account balance invested in the U.S. Trust Corporation Stock Fund, and/or in the ESOP Stock Fund, paid to him, from each such fund, as follows:

                  (a) cash in an amount equal to the sum of (1) the value of the total number of shares of Capital Stock or ESOP Stock, as applicable, being held for payment by the Trustee to the Member under Section 9.2 or 9.3, as of the Valuation Date on which the Trustee receives the proceeds of the sale of the Member's interest in such fund, plus (2) the amount of cash being held by the Trustee for payment to the Member under Section 9.2 or 9.3; or

                  (b) such number of shares of Capital Stock or ESOP Stock, as applicable, being so held by the Trustee as the Member specifies in his election, plus cash in an amount equal to the sum of (1) the excess of (A) the value of the total number of shares of Capital Stock or ESOP Stock, as applicable, so held by the Trustee, over (B) the value of the number of shares of Capital Stock or ESOP Stock, as applicable, to be paid to the Member pursuant to his election, in each case determined as of the Valuation Date coinciding with or immediately preceding the date on which the payment is to be made, plus
(2) the amount of cash being held by the Trustee for payment to the Member pursuant to Section 9.2 or 9.3.

                  Such election  shall be made on the election form described in
Section 12.3(a) (or if the Member is not furnished with such an election form because he is not eligible to make the election described in Section 12.3(a) on an election form furnished to the Member by the Committee for such purpose and filed with the Committee no more than 90 days, and no less than 30 days, before the Benefit Starting Date, as defined in Section 12.3(a)). Notwithstanding the foregoing, any election by a Member to receive his interest in the U.S. Trust Corporation Stock Fund, and/or in the ESOP Stock Fund, wholly or partly in cash may be given effect only if the Investment Committee, in its sole discretion, determines that giving effect to such election will not adversely affect the orderly market in Common Shares.

                  12.5. Consent to Distribution Prior to Age 65. Notwithstanding
                        ---------------------------------------
the preceding Sections of this Article 12, no distribution of a Member's Account balance to the Member shall be made or commence prior to his attaining age 65 unless either (a) the amount of such Account balance does not exceed $5,000 on the Valuation Date coinciding with or immediately preceding the date on which such distribution is to be made or commence, or (b) the Member consents in writing, to have such distribution made or commence.

                  For purposes of clause (b) of the preceding paragraph, the Committee shall furnish the Member with a written explanation of the Member's right to defer his distribution until he has attained age 65 and the effect of such deferral. Such explanation shall be furnished no less than 30 days and no more than 90 days before the date on which the distribution to the Member is to be made or commence. The Member may provide his consent to the distribution only after receiving such explanation. If the distribution to a Member of the balance of his Account cannot immediately be made or commence by reason of his failure to consent to such distribution as provided in clause (b) of the preceding paragraph, distribution with respect to his Account shall be made or commence as soon as practicable after the earliest to occur of the following: the date on which the Member attains age 65, the date of the Member's death, or the date on which the Committee receives written notice from the Member requesting, and consenting to, the immediate making or commencement of the distribution of the entire balance of the Member's Account.

                  During the period that the Member's Account balance remains in the Plan by reason of his failure to consent to an immediate distribution thereof, the Member may direct the investment of his Account, pursuant to
Article 7, as if he were an active employee, but he may not borrow against, obtain a hardship withdrawal from or take a partial withdrawal from his Account.

                  If the distribution of a Member's Account balance is deferred under the above rules, then, no more than 90 days, and no less than 30 days, before the distribution to him of his Accounts balance is made or commences under the second preceding paragraph, such Member may make the election under Section 12.3(a) as to the form of payment for the distribution, and the election under Section 12.4 as to whether a distribution from the U.S. Trust Corporation Stock Fund, and/or from the ESOP Stock Fund, is to be made in cash or in stock; provided, however, that if the Member had terminated employment prior to becoming eligible to retire under Article 11, and if he requests, and consents to, the distribution of his Account prior to attaining age 65, he may not make the election contained in Section 12.3(a), and his Account balance shall automatically be distributed to him in the form of a single lump-sum payment.

                  12.6. Death Benefits.
                        --------------

         (a)  Distribution at Death.  If  any  person  ceases to  be a Member by
              ---------------------
reason of his death, or if any Former Member dies having an interest in the Trust Fund, then, notwithstanding any of the foregoing provisions of this
Article 12, the Committee shall direct the Trustee to distribute to the Beneficiaries of such Member or Former Member (1) ESOP Stock representing the Member's or Former Member's then interest in the ESOP Stock Fund and (2) cash representing the Member's or Former Member's then interest in each of the other Investment Funds. The distribution shall be made as soon as practicable following the death of the Member or Former Member, and shall be made in the form of a single lump-sum payment. The amounts included in such payment shall be based on the Member's interest in each of the Investment Funds under the Plan as of the Valuation Date coinciding with or immediately preceding the date on which the payment is to be made.

         (b) Designation of Beneficiary. A Member or Former Member may designate
             --------------------------
a Beneficiary or Beneficiaries by executing and delivering to the Committee written notice of such designation at any time prior to his death, and may revoke or change the Beneficiaries so designated without their consent by similar written notices executed and delivered to the Committee at any time and from time to time prior to his death. Notwithstanding the foregoing, if the Member or Former Member is married, his spouse must consent, in a notarized writing, to such designation or any revocation or change thereof (unless the Committee makes a written determination in accordance with the Code and the Regulations that no such consent is required). If the Member or Former Member fails to designate any Beneficiary, or is deemed to have so failed because spousal consent, if required, was not obtained, or if no designated Beneficiary survives the Member or Former Member, then the Member's or Former Member's Beneficiary shall be his surviving spouse, or, if none, his estate.

                  12.7. Distribution Requirements.   Notwithstanding  any  other
                        -------------------------
provision of the Plan to the contrary, all distributions to be made with respect to a Member's benefit under the Plan shall be subject to the following provisions unless otherwise provided by law:

         (a) The distribution of any benefit payable to a Member shall be made or commence no later than by the earlier of (1) the 60th day after the close of the Plan Year in which occurs the latest of the following: (i) the date on which the Member attains age 65, (ii) the 10th anniversary of the date on which the Member began to participate in the Plan or (iii) the date on which the Member retires under Article 11 or otherwise terminates employment with all Affiliated Companies; or (2) (i) in the case of a Member who is a "5% owner" (as defined in Code section 416), the April 1 following the calendar year in which he attains age 70 1/2. Notwithstanding the foregoing, a Member other than a 5% owner may elect to defer distribution of benefits until the calendar year in which he retires under Article 11 or otherwise terminates employment with all Affiliated Companies or may elect to commence to receive distributions commencing April 1 following the calendar year in which he attains age 70 1/2. If the distribution of a Member's benefit is required to be made to commence under this subsection
(a), then the Member shall elect the form and manner in which his benefit is to be distributed under the provisions of Sections 12.3 and 12.4, as if he had retired under Article 11, or had terminated employment with all Affiliated Companies, as applicable, as of the date on which the payment of his benefit is required to be made or commence under the preceding sentence; provided, however, that the Member's benefit shall be paid over a period which does not extend beyond the life expectancy of such Member or the joint life expectancies of such Member and his Beneficiary. Notwithstanding any provision in the Plan to the contrary, all benefit payments shall comply with section 401(a)(9) of the Code, including the incidental death benefit requirements of Code section 401(a)(9)(G), and the Regulations or Internal Revenue Service rulings and notices issued thereunder.

         (b) With respect to any Capital Stock or ESOP Stock held in the Member's Account, unless the Member withholds consent thereto under Section 12.5, the distribution of the portion of his Account invested in Capital Stock or ESOP Stock shall be made or commence not later than one year after the close of the Plan Year in which he retires under Article 11 or otherwise terminates employment with all Affiliated Companies. The distribution of such portion of the Member's Account shall be made in the form of a single lump-sum payment, or in the form of substantially equal periodic payments (not less frequently than annually) over a period not exceeding five years.

         (c) If distribution of a Member's benefit has commenced prior to a Member's death, and such Member dies before his entire benefit is distributed to him, distribution of the remaining portion of the Member's benefit to the Member's Beneficiary or Beneficiaries shall be made at least as rapidly as under the method of distribution in effect as of the date of the Member's death.

         (d) If a Member dies before distribution of his benefit has commenced, distributions to his Beneficiary or Beneficiaries shall be made on or before the December 31 of the calendar year which contains the fifth anniversary of the date of such Member's death.

                  12.8. Tax Withholding.  Notwithstanding the provisions of this
                        ---------------
Article 12, the Committee shall take such action as may be required to comply with the tax-withholding provisions of the Code.

                  12.9. Direct Rollovers.  This  Section  12.9  applies  to  any
                        ----------------
distribution made under the Plan which is an "Eligible Rollover Distribution". Notwithstanding any provision of the Plan to the contrary, the "Payee" of any Eligible Rollover Distribution made under the Plan may elect, at the time and in the manner prescribed by the Committee, to have all or any portion of such distribution paid as a "Direct Rollover" to an "Eligible Retirement Plan" specified by the Payee.

                  12.10. Unclaimed Distribution.  If the Committee cannot locate
                         ----------------------
a person entitled to receive a benefit under the Plan within a reasonable period (as determined by the Committee in its discretion, but prior to the date the benefit would otherwise escheat under applicable state laws), the amount of benefit will be treated as a forfeiture during the Plan Year in which the period ends. If at any time before final distributions are made from the Trust Fund following termination of the Plan, a person who was entitled to a benefit which has been forfeited under this Section makes a claim to the Committee or the Trustee for his benefit, he will be entitled to receive, as soon as administratively feasible, a benefit in an amount equal to the value of the forfeited benefit on the date of forfeiture. This benefit will be reinstated from Participating Company contributions made to the Plan for this purpose.

                                   ARTICLE 13
                         CERTAIN RIGHTS AND LIMITATIONS

                  13.1. Benefits  Payable  Solely from Trust Fund.  All benefits
                        -----------------------------------------
payable under this Plan shall be paid or provided for solely from the Trust Fund, and no Participating Company in the Plan shall have any liability or responsibility therefor.

                  13.2. Prohibition  Against  Alienation  of  Benefits.   Excep
                        ----------------------------------------------
insofar as may otherwise be required by law or pursuant to the terms of a Qualified Domestic Relations Order (as defined below), no benefit under the Plan shall be subject in any manner to anticipation, alienation, sale, transfer, assignment, pledge, encumbrance or charge, and any attempt so to anticipate, alienate, sell, transfer, assign, pledge, encumber or charge the same shall be void; nor shall any such benefit be in any manner liable for or subject to garnishment, attachment, execution or levy, or liable for or subject to the debts, contracts, liabilities, engagements or torts of the person entitled to such benefit; and in the event that the Committee shall find that any Former Member or Beneficiary has become bankrupt or has attempted to anticipate, alienate, sell, transfer, assign, pledge, encumber or charge any benefits under the Plan, then payment of such benefit shall, in the discretion of the Committee, cease and terminate, and in that event the Committee shall hold or apply the same to or for the benefit of such Former Member or Beneficiary or the children or other dependents of the same, in such manner and in such proportion as the Committee may deem proper, and any such application shall be a complete discharge of all liabilities of the Plan and the Trustee therefor. For purposes of this Section 13.2, a "Qualified
Domestic Relations Order" means any judgment, decree, or order (including approval of a property settlement agreement) which has been determined by the Committee, in accordance with procedures established under the Plan, to constitute a qualified domestic relations order with the meaning of section 414(p)(1) of the Code. To the extent provided by the terms of a Qualified Domestic Relations Order, an alternate payee may at any time request distribution from the Plan in the form of a lump sum, payable as soon as practicable after such domestic relations order is determined by the Committee to be so "qualified" and upon completion of the valuation and accounting process in order to determine the amount of the distribution; provided that, if such alternate payee's interest in the Plan does not exceed $5,000, such amounts shall be distributed as soon as practicable regardless of whether the alternate payee makes such a request.

                  The prohibition against assignment or alienation of benefits contained in this Section 13.2 shall not apply to any loan to a Member made under this Plan if such loan is secured by the Member's interest in the Trust Fund and is exempt from the tax imposed by section 4975 of the Code by reason of section 4975(d)(1) thereof.

                  13.3. Incompetency. In the event that the Committee shall find
                        ------------
that a Member or other person entitled to a benefit under the Plan is unable to care for his affairs because of illness or accident or because he is a minor, the Committee may direct that any benefit payment due him, unless claim shall have been made therefor by a duly appointed guardian, committee or other legal representative, be paid to a spouse, child, parent or other blood relative of such person or to anyone found by the Committee to have incurred expense for the support and maintenance of such person, and any such payment so made shall be a complete discharge of all liabilities of the Plan and Trustee therefor.

                  13.4. No Right to Continued Employment.  The establishment and
                        --------------------------------
continuation of the Plan shall not confer any legal rights upon any Member or any person to continued employment, nor shall such establishment or continuation interfere with the rights of a Participating Company to discharge any Member and to otherwise treat him without regard to the effect which such discharge might have upon him as a Member.

                  13.5. Payment of Taxes.  The  Trustee  shall have the right to
                        ----------------
deduct and withhold from any amount which it is otherwise obligated to pay under the Plan that which it may be required to deduct or withhold pursuant to any applicable statute, law, regulation or order of any jurisdiction whatsoever. The Trustee shall not be required to pay any amount to any Beneficiary of any deceased Member pursuant to the provisions of the Plan until such Beneficiary or the legal representatives of the deceased Member shall have furnished the Trustee with evidence satisfactory to the Trustee of the payment or the provision for the payment of any estate, transfer, inheritance or death taxes which may be payable with respect thereto.

                  13.6. Merger or Consolidations with Other Plans.  In the event
                        -----------------------------------------
that the Plan is merged or consolidated with any other plan, or in the event of any transfer of assets or liabilities of the Plan to any other plan, the benefit which each Member or Former Member would be entitled to receive if the Plan terminated immediately after such merger, consolidation or transfer shall be at least equal to the benefit which such Member or Former Member would have been entitled to receive if the Plan had terminated immediately before the merger, consolidation or transfer.

                  Moreover, the Company reserves the right, in its capacity as sponsor of the Plan, to direct that Members' Accounts in the Plan be spun off and transferred to a qualified plan maintained by the buyer in any transaction involving the sale of assets of the Company, an Affiliated Company, or the sale of a subsidiary of the Company, or an Affiliated Company, if such Members are employed in the subsidiary that is being sold or in the division or operating unit from which the assets are being sold. If such transfer of Members' Accounts occurs, any Member who becomes employed by the buyer or an affiliate of the buyer shall not be deemed to have incurred a termination of employment for purposes of Section 12.1 of the Plan, and any future rights to withdrawals or distributions of transferred Accounts shall be determined solely under the term of the plan to which the Accounts are transferred.

                  13.7. Non-Diversion.  It shall be  impossible at any  time for
                        -------------
any part of the Trust Fund to be used or diverted to purposes other than the exclusive purposes of providing benefits to Members and their Beneficiaries, and paying the reasonable expenses of the Plan and the Trust as determined by the Committee, except under the following circumstances:

         (a) In the case of a contribution which is made by a Participating Company by mistake of fact, such contribution shall revert to the Participating Company within one year after the payment of the contribution.

         (b) Each contribution which a Participating Company makes under the Plan is so made subject to the condition that such contribution is deductible under section 404 of the Code. To the extent a deduction under section 404 of the Code for a contribution by a Participating Company to the Plan is disallowed, such contribution shall revert to such Participating Company within one year after the disallowance of the deduction.

                                   ARTICLE 14
                           ADMINISTRATION OF THE PLAN

                  14.1. Appointment of  the Committee.  The  Board  of Directors
                        -----------------------------
shall appoint a Committee, which shall consist of five Members who shall be officers of the Company, all to be appointed by the Board of Directors and to serve at the pleasure of the Board of Directors. Any vacancy in the Committee arising by death, resignation or otherwise shall be filled by the Board of Directors.

                  14.2. Duties and Powers of Committee.  Except  for such duties
                        ------------------------------
as are assigned under the terms of the Plan to the Trustee, the Investment Committee, or to any investment manager or adviser appointed under Section 15.4, the Committee shall have sole responsibility for operation and administration of the Plan, and for the proper execution of its provisions. The Committee shall also have the discretionary authority to construe and interpret the Plan, supply omissions, resolve ambiguities and inconsistencies and correct deficiencies in the language of the Plan and to determine all questions arising under the Plan (including without limitation factual questions). It shall maintain all necessary books of accounts and records. In furtherance of the foregoing, the Committee shall have the sole power and responsibility, in its discretion,

         (a) to establish, interpret, enforce, amend and revoke from time to time such rules and regulations for the administration of the Plan and the conduct of its business as it deems appropriate, provided such rules and regulations are uniformly applicable to all persons similarly situated;

         (b) to determine the eligibility of persons for membership in the Plan, to receive and approve or disapprove (where approval is required) elections of Members to accept optional methods of distributions and to direct the manner in which distributions shall be made (where such direction is applicable), to otherwise determine the entitlement of Members, Former Members and their Beneficiaries to benefits under the Plan and to decide any disputes which may arise relative to the rights of the Members, Former Members and their Beneficiaries, with respect to such benefits;

         (c) to settle periodically the accounts of the Trustee;

         (d) to keep all appropriate records and data pertaining to the interests of the Members, Former Members and their Beneficiaries in the Plan;

         (e) to retain such counsel and employ such accounting, actuarial, clerical and such other assistance as in its judgment may from time to time be required for the proper performance of its duties hereunder;

         (f) to file of all such reports with the appropriate governmental departments and agencies and to disclose such information to the Members, Former Members and their Beneficiaries with respect to the Plan as may be required under the provisions of ERISA as the same may apply to plan administrators;

         (g) to  establish  procedures  to  safeguard  the  confidentiality   of
information relating to:

                  (1) the acquisition, holding, and disposition of Plan Shares in the U.S. Trust Corporation Stock Fund for the Accounts of Members, Former Members and Beneficiaries, and the holding and disposition of shares of ESOP Stock in the ESOP Stock Fund for the Accounts of Members, Former Members and Beneficiaries, and

                  (2) the exercise of voting, tender and similar rights with respect to the Capital Stock and the ESOP Stock attributable to Members' interests in the Trust Fund that are invested in the U.S. Trust Corporation Stock Fund and the ESOP Stock Fund; and to monitor compliance with such procedures; and

         (h) to appoint as a fiduciary of the Plan any person or entity that is unaffiliated with the Company, and assign to such fiduciary responsibility for carrying out activities with respect to the Members' interests in the Trust Fund that are invested in the U.S. Trust Corporation Stock Fund, the ESOP Stock Fund, or any other Investment Funds in any situation determined by the Committee, in its discretion, to involve a potential for undue employer influence upon Members with regard to the direct or indirect exercise of shareholder rights with respect to such Stock or any other material conflict or interest.

         Any action which the Committee is required or authorized to take shall, to the extent permitted by applicable law, be final and binding upon each and every person who is or may become interested in the Plan or Trust Fund. The Committee shall be deemed to be the "Administrator" of the Plan for purposes of section 3(16)(A) of ERISA and, except as otherwise specifically provided in Sections 7.7 and 14.5, is also designated a "Named Fiduciary" of the Plan pursuant to section 402(a) of ERISA.

                  (i) to establish rules, regulations or administrative practices or procedures deemed necessary by the Committee, in its sole discretion, to ensure compliance with the applicable provisions of the federal and state securities law, including, without limitation, the authority to suspend for a period of time a Member's election under Section 7.5 to transfer all or any portion of his interest from one or more Investment Funds to any other Investment Fund or Funds.

                  14.3. Conduct of  Affairs of Committee.  The  Committee  shall
                        --------------------------------
hold such meetings upon such notice at such place or places and at such times as it may from time to time deem appropriate. The Committee may act by a majority of its members in office from time to time. The action of such majority may be taken at a meeting of the Committee or pursuant to written consent of such majority without a meeting. The Board of Directors shall appoint one of the Committee members to act as Chairman, and a different person, who may but need not be a member of the Committee, shall be appointed by the Board of Directors, or may be elected or appointed by the Committee, to act as Secretary. The Committee may authorize any one or more of its members to execute and deliver any documents on behalf of the Committee. The Committee shall maintain a written record of all actions taken and determinations made by it in carrying out its responsibilities under the Plan.

                  14.4. Appointment  of  Investment Committee.    The  Board  of
                        -------------------------------------
Directors shall appoint an Investment Committee, which shall consist of five or more Members who shall be officers of the Company, all to be appointed by the Board of Directors and to serve at the pleasure of the Board of Directors. Any vacancy in the Committee arising by death, resignation or otherwise shall be filled by the Board of Directors.

                  14.5. Duties  and  Powers of the Investment Committee.  Except
                        -----------------------------------------------
for such duties as are assigned under the terms of the Plan to the Committee, the Trustee; or to any investment manager or adviser appointed under Section 15.4; or to any Member, Former Member or Beneficiary under Section 7.4; the Investment Committee shall have the sole power and responsibility to (a) establish for the Plan a funding policy, within the meaning of section 402(b)(1) of ERISA and to communicate the same to the Trustee; (b) establish, modify or eliminate Investment Funds available to Members, Former Members and Beneficiaries under Section 7.2; (c) establish investment performance guidelines for such Investment Funds, and (d) monitor and evaluate the performance of the Investment Funds.

                  In furtherance of the foregoing, the Investment Committee shall have the sole power and responsibility in its discretion to retain such counsel and investment advisers, and employ such accounting, actuarial, clerical and such other assistance as in its judgment may from time to time be required for the performance of its duties hereunder; and to appoint as a fiduciary of the Plan any person or entity that is unaffiliated with the Company, and assign to such fiduciary responsibility for carrying out activities with respect to the Members' interests in the Trust Fund that are invested in the U.S. Trust Corporation Stock Fund, the ESOP Stock Fund, or any other Investment Funds in any situation determined by the Investment Committee, in its discretion, to involve a potential for undue employer influence upon Members with regard to the direct or indirect exercise of shareholder rights with respect to such Stock or any other material conflict or interest.

                  Notwithstanding anything in Articles 7 through 12 to the contrary, in the event the Investment Committee, in its sole discretion, determines that (i) a request for a transfer from or to any Investment Fund
(including a transfer of a loan repayment amount), (ii) a hardship or discretionary withdrawal application, (iii) a loan application, or (iv) a distribution upon a Member's separation, retirement or death, cannot be effected within the period prescribed by the Plan without jeopardizing the integrity of any Investment Fund or the Trust Fund, the orderly liquidation of any assets of the Trust Fund, or the value of the Members' interests in any Investment Fund or the Trust Fund, the Investment Committee, on a uniform and nondiscriminatory basis, may delay all or any portion of such transfer, withdrawal, loan, or distri-
bution, and any related valuations, and may take such other action as it may deem appropriate, including, without limitation, the segregation of all or any portion of any Investment Fund or Members' Accounts into a separate fund or sub-accounts, respectively, until such time or times that it considers practicable consistent with the maintenance of the integrity of such Investment Fund or the Trust Fund or the value of such Plan Shares, or the orderly liquidation of assets of the Trust Fund.

                  The Investment Committee shall be a "Named Fiduciary" of the Plan, within the meaning of section 402(a)(2) of ERISA, in the exercise of such duties.

                  14.6. Conduct  of  Affairs  of  the Investment Committee.  The
                        --------------------------------------------------
Investment Committee shall hold such meetings upon such notice at such place or places and at such times as it may from time to time deem appropriate. The Investment Committee may act by a majority of its members in office from time to time. The action of such majority may be taken at a meeting of the Investment Committee or pursuant to written consent of such majority without a meeting. The Board of Directors shall appoint one of the Investment Committee members to act as Chairman, and a different person, who may but need not be a member of the Investment Committee, shall be appointed by the Board of Directors, or may be elected or appointed by the Investment Committee, to act as Secretary. The Investment Committee may authorize any one or more of its members to execute and deliver any documents on behalf of the Investment Committee. The Investment Committee shall maintain a written record of all actions taken and determinations made by it in carrying out its responsibilities under the Plan.

                  14.7. Reports to Company.  Within  a reasonable time after the
                        ------------------
close of each Plan Year, the Investment Committee shall prepare a report showing in reasonable detail the assets of the Plan held by the Trustee and the liabilities of the Plan and giving a brief account of the operation of the Plan for the prior Plan Year, which report shall be submitted to the Board of Directors and the Board of Directors of each Participating Company.

                  14.8. Delegation of Responsibilities.   The  Committee may, by
                        ------------------------------
unanimous consent, delegate the following duties and responsibilities to one or more Employees:

         (a) authority to make initial determinations as to eligibility for membership or benefits under the applicable plan provisions,

         (b) preparation and distribution of communications to Members, Former Members and their Beneficiaries,

         (c) maintenance of compensation and employment records,

         (d) preparation of reports and applications required by governmental agencies,

         (e) initial calculations of service, compensation, credit and benefits,

         (f) orientation of new Members, advising Members, Former Members and their Beneficiaries of their rights and options under the Plan and monitoring completion of application, election and benefit forms by Members, Former Members and their Beneficiaries,

         (g) monitoring collection of contributions and proper application of the contributions to effectuate the purposes of the Plan,

         (h) preparation of reports concerning benefits,

         (i) initial processing of claims and of loan applications,

         (j) making recommendations to the Committee with respect to the merits of claims and the administration of the Plan, and

         (k) any other responsibilities which the Committee determines are administrative or ministerial in nature and are designed to implement a policy, interpretation, system, practice or procedure established by the Committee.

                  If any duties or responsibilities are delegated to any Employee pursuant to this Section, the Committee shall periodically review the performance of such Employee. Depending upon the circumstances, this requirement may be satisfied by a formal review by the Committee at such time or times as the Committee in its discretion may determine, through day-to-day contact and evaluation or in any other manner determined to be appropriate by the Committee.

                  14.9. Duties  and  Powers  Relating  to  ESOP.  In addition to
                        ---------------------------------------
the duties and powers set forth above, the Investment Committee shall also have the responsibility for making all determinations as to the continuing appropriateness, under the applicable provisions of ERISA, of retaining U.S. Trust stock as an investment for the ESOP, including the power to direct the Trustee to dispose of any U.S. Trust stock held in the ESOP whenever it determines, in its discretion, that the retention of such stock is no longer appropriate under applicable ERISA standards.

                  14.10. Expenses and Liability.  The  expenses of administering
                         ----------------------
the Plan shall be paid by the Participating Companies. The members of the Committee and Investment Committee shall serve without compensation for their services as such, but shall be reimbursed by the Company for any expenses they may individually or collectively incur in the performance of their duties hereunder. No bond or other security shall be required of any member of the Committee or the Investment Committee unless the member handles funds or other property of the Plan or the trust established hereunder as provided in section 412 of ERISA.

                  The Committee, Investment Committee and the respective members thereof shall perform their respective duties with respect to the Plan solely in the interest of the Members, Former Members and their Beneficiaries for the exclusive purpose of providing benefits under the Plan to the same and defraying the reasonable expenses of administering the Plan, with the care, skill, prudence and diligence under the circumstances then prevailing that prudent men acting in a like capacity and familiar with such matters would use in the conduct of an enterprise of a like character and with like aims, and in accordance with the provisions of this Plan. No member of the Committee or the Investment Committee shall be personally liable for anything done or omitted to be done by him unless it shall have been judicially determined that such member failed to perform his duties under the Plan in the manner described hereinabove.

                  No member of the Committee or Investment Committee shall be personally liable for any act or omission of any other person that constitutes a breach of the latter's duties hereunder unless it shall have been judicially determined that such member (a) knowingly participated in, or knowingly undertook to conceal, such act or omission, knowing such act or omission constituted a breach of the latter's duties hereunder, (b) enabled such act or omission to be committed by failing to exercise the above-described degree of care, skill, prudence and diligence, or (c) had knowledge of such act or omission and failed to take reasonable efforts under the circumstances to remedy the breach.

                  No member of any Committee established pursuant to the Plan shall be liable for any act or omission of such committee, or of any other member thereof, occurring before such member became, or after such member ceased to be, a member of the Committee. No member of the Committee shall be personally liable for any act or omission of an Employee to whom any duty or responsibility was delegated by the Committee in accordance with Section 14.5 unless it shall have been judicially determined that (1) the Committee failed to act with the above-described degree of care, skill, prudence and diligence in selecting such Employee or in continuing such delegation to such Employee, or (2) the Committee or a member thereof knowingly participated in, or knowingly undertook to conceal, such act or omission, knowing such act or omission constituted a breach of the Employee's duties.

                  14.11. Indemnification  of Committee and Investment  Committee
                         -------------------------------------------------------
Members.  The Company shall, to the maximum extent  permitted  under  applicable
-------
law, indemnify each member of the Committee and Investment Committee from and against any and all claims, actions, demands, losses, damages, expenses and liabilities arising from any act or omission of the member with respect to the performance of his duties hereunder and for which the member is not reimbursed or otherwise made whole under any contract or contracts of insurance. Such indemnification shall include attorneys' fees and all other costs and expenses reasonably incurred by the member in defense of any claim or action brought or asserted against him arising from such act or omission. Notwithstanding the foregoing, the Company shall not indemnify any member of the Committee or Investment Committee with respect to any claims, actions, demands, losses, damages, expenses and liabilities arising from any act or omission of the member with respect to the performance of his duties hereunder if such act or omission is deemed by the Company to constitute gross negligence, willful misconduct, criminal conduct or dealing with the Plan or the trust established hereunder for his own benefit or for his own account.

                  14.12. Claims Procedure.   A   Member,   Former   Member    or
                         ----------------
Beneficiary may claim any benefits under this Plan which such person believes is properly payable pursuant to the provisions of the Plan by filing an application therefor. Such claim shall be filed, on a form approved by the Committee, with the Company's Vice President, Personnel. A copy of the claim shall promptly be transmitted to the Secretary of the Committee, and shall be considered by the Company's Vice-President, Personnel, within 90 days of the date on which he received the claim. If the claim is denied in full or in part, the claimant shall be given written notice setting forth, in a manner calculated to be understood by the claimant,

                  (a) the specific reason or reasons for such denial,

                  (b) specific   reference   to   the   pertinent   provision or
provisions of the Plan upon which such denial was based,

                  (c) a description of any additional information, documentation or other material necessary for the claimant to perfect his claim and an explanation as to why such information, documentation or material is required, and

                  (d) an explanation of the procedure for obtaining a review of the denial of the claim.

                  The claimant or his duly authorized representative may request a review of the denial of the claim by filing with the Secretary of the Committee a written request for review within, and only within, the period of 60 days commencing with the date the denial of the claim was received by the claimant. The claimant and his duly authorized representative shall be given a reasonable opportunity to review the documents of the Plan and trust agreement executed thereunder and to submit their written issues and comments to the Committee at any time prior to the expiration of the aforesaid 60-day period.

                  Within the period of 60 days starting on the date a request for review of a denial of claim is received by the Committee, the Committee shall consider the request and post its final decision to the claimant by registered or certified mail. In the event that the Committee in its sole discretion determines that the case presents special circumstances, such as the need for a hearing requiring an extension of time for processing the request for review, the Committee shall notify the claimant in writing, prior to the end of the initial 60-day review period, of the need for such extension, and shall post its final decision to the claimant by registered or certified mail not later than 120 days after the date the request for review was received by the Committee. Such decision shall be in writing, shall be written in a manner calculated to be understood by the claimant, and shall fully set forth the reason or reasons for the decision, with specific references to the pertinent provisions of the Plan upon which the decision was based.

                                   ARTICLE 15
                          MANAGEMENT OF THE TRUST FUND

                  15.1. The Trustee. The Trust Fund shall be administered by the
                        -----------
Company, as Trustee, under a trust agreement, and by such additional or successor Trustee as may be designated by the Board of Directors or pursuant to said trust agreement.

                  15.2. The Trust Agreement. The Company shall establish a trust
                        -------------------
under the Plan pursuant to which the assets of the Plan shall be held and administered. The terms and conditions of the trust agreement shall be determined by the Board of Directors and may be amended by the same from time to time pursuant to Article 17; provided that, except as otherwise provided in
Section 13.7, at all times it must be impossible under the terms of said agreement for any part of the trust corpus or income to be used for, or diverted to, purposes other than for the exclusive benefit of the Members, Former Members and their Beneficiaries and for defraying the reasonable expenses of administering the Trust Fund. Said trust agreement shall be deemed to form part of this Plan, and any and all rights or benefits which may inure to any person under this Plan shall be subject to all the terms and conditions of said agreement. Except for any responsibilities specifically assigned hereunder to the Committee or to the Investment Committee, or assigned by the Investment Committee to an independent fiduciary pursuant to Section 14.2(i), or assigned hereunder to any investment manager or adviser appointed by the Investment Committee pursuant to Section 15.4, the Trustee shall have the exclusive authority and discretion to manage and control the assets of the trust, and shall exercise in its absolute and sole discretion the powers and duties provided under the terms of the trust agreement, including the investment and reinvestment of the principal and income of the trust, without the prior authorization or consent of the Committee or Investment Committee, any court or any other person or persons.

                  15.3. Compensation and Expenses.   The  compensation  of   the
                        -------------------------
Trustee and all expenses incurred in the administration of the trust shall be paid by the Participating Companies.

                  15.4. Appointment of Investment Manager or Investment Adviser.
                        -------------------------------------------------------
The Investment Committee shall have the power to appoint, remove or replace one or more investment managers, investment advisers or independent agents and to delegate to such manager, adviser or agent the authority and discretion to manage (including the power to acquire and dispose of) the assets of the Plan held in the U.S. Trust Corporation Stock Fund, the ESOP Stock Fund or any other Investment Fund, provided that (a) any such manager, adviser or agent with such authority or discretion shall be either a bank or a registered investment adviser under the Investment Advisers Act of 1940 and shall acknowledge that it is a fiduciary with respect to the Plan and (b) the Investment Committee shall periodically review and evaluate the investment performance and methods of each such manager, adviser or agent with such authority and discretion.

                                   ARTICLE 16
                          OTHER PARTICIPATING COMPANIES

                  16.1. Additional Participating Companies.   With  the  written
                        ----------------------------------
consent of the Committee, any Affiliated Company may become a Participating Company by delivering to the

Committee and the Trustee a certified copy of a resolution duly adopted by its board of directors to the effect that it (a) adopts the Plan as then in effect and as it may thereafter be amended by the Board of Directors and (b) agrees to become a party to the trust under which the assets of the Plan are held in accordance with Article 15. If any Affiliated Company becomes a Participating Company in accordance with the provisions of this Section 16.1, to the extent determined by the Committee, all prior and contemporaneous service performed as an Employee of such Participating Company shall be credited on a cumulative basis for all purposes of the Plan, and the prior service of a Member whose employment is transferred from one Participating Company to another shall be credited for all purposes of the Plan. All such grants of service as of April 1, 1999, are listed in Appendix A.

                  16.2. Withdrawal of Participating Company.  Any  Participating
                        -----------------------------------
Company, other than the Company, may withdraw from participation in the Plan at any time by delivering to the Committee and the Trustee a certified copy of a resolution duly adopted by its board of directors terminating its participation in the Plan. If the result of any merger, consolidation, sale of property or stock, separation, reorganization or liquidation of any Participating Company, other than the Company, is that such Participating Company ceases to be an Affiliated Company, such Company shall be treated as having withdrawn from participation in the Plan.

                  In the event of any withdrawal from participation in the Plan by a Participating Company hereunder, the Committee shall direct the Trustee to segregate and hold in further trust that portion of the Trust Fund which the Committee, in its discretion, determines to be attributable to the interests in the Plan of the Members employed by such withdrawing Participating Company and their Beneficiaries, subject to the following conditions:

                  (a) If such withdrawing Participating Company elects to continue the Plan, as adopted by it, on an independent basis, then the Committee shall direct the Trustee to hold such segregated portion of the Trust Fund in a separate trust under the same terms and conditions as the trust agreement executed pursuant to Article 15. The Plan, as then in effect, shall be continued as a separate plan for the exclusive benefit of the Members employed by such withdrawing Participating Company and their Beneficiaries, and the board of directors of such withdrawing Participating Company shall succeed to all the powers and duties of the Board of Directors, including the appointment of a Committee thereunder.

                  (b) If the Plan, as adopted by such withdrawing Participating Company, is merged into, or consolidated with, another employee benefit plan which is qualified under section 401(a) of the Code, the Committee shall direct the Trustee to transfer the above-described segregated portion of the Trust Fund, either in cash or kind, to the trust established or to be established under such plan, and such transfer shall be a complete discharge of the responsibility of the Trustee and the Committee therefor.

                  (c) If the Plan, as adopted by such withdrawing Participating Company, is terminated, then the above-described segregated portion of the Trust Fund shall be applied to the benefit of the Members employed by such withdrawing Participating Company and their Beneficiaries in the manner prescribed in
Section 17.4.

                  For purposes of the foregoing, the portion of the Trust Fund that is attributable to the interests in the Plan of the Members employed by any withdrawing Participating Company and their Beneficiaries shall not include any ESOP Stock held in the ESOP Suspense Subfund at the time of such Participating Company s withdrawal from participation in the Plan.

                  16.3. Successor Companies.  Any  corporation which succeeds to
                        -------------------
the business or assets of the Company shall, upon such succession and without any action by any person, (a) be treated as having adopted this Plan and (b) have the same rights, and have the same duties, responsibilities and obligations, as are conferred or assigned to the Company hereunder. Any corporation which succeeds to all or any part of the business and assets of any Participating Company, other than the Company, may become a Participating Company hereunder only if it is eligible to do so under Section 16.1 and then only in the manner described therein.

                                   ARTICLE 17
                            AMENDMENT AND TERMINATION

                  17.1. Right to Amend Plan and Trust. Subject to the provisions
                        -----------------------------
hereinafter set forth, the Company reserves the right at any time and from time to time by action of its Board of Directors to modify or amend in whole or in part any or all of the provisions of this Plan and the trust agreement executed pursuant to Article 15 and delegates to the Committee the authority to modify or amend the Plan where such modification or amendment is either

         (a) necessary   or  appropriate  to  facilitate   the   administration,
management and interpretation of the Plan or to conform the Plan thereto, or

         (b) necessary or appropriate to qualify or maintain the Plan as a plan meeting the requirements of sections 401(a) and 401(k) of the Code, and, with respect to the ESOP provisions, section 4975(e)(7) of the Code, and to qualify or maintain the Trust as a trust exempt from taxation under section 501(a) of the Code, respectively, or any other applicable section of law and Regulations; provided that, in either case, any such modification or amendment adopted by the Committee shall not materially increase the cost to the Company and Affiliated Companies of maintaining the Plan.

         No modification or amendment may be made which by reason thereof shall

                  (1) deprive any Member, Former Member or Beneficiary thereof receiving any benefits under the Plan, without his consent, of any benefits under the Plan to which he would otherwise be entitled or

                  (2) adversely affect the right of any Member, in the event that the Plan is terminated, to participate in the assets of the Plan at termination to the extent and in the manner provided in this Article without his consent, and provided that no such modification or amendment shall make it possible for any part of the assets of the Plan to be used for, or diverted to, purposes other than for the exclusive purposes of providing benefits of the Members, Former Members and their Beneficiaries and paying the reasonable expenses of the Plan and Trust as determined by the Committee.

                  17.2. Right to  Suspend  or  Discontinue  Contributions.  Each
                        -------------------------------------------------
Participating Company intends to continue this Plan and to make recurrent and substantial contributions hereunder. Nevertheless, each Participating Company reserves the right to suspend such contributions or to discontinue them altogether. In the event of a complete discontinuance of contributions under the Plan by any Participating Company, the Plan, as adopted by such Participating Company, shall be deemed to have been terminated by it in accordance with the provisions of Section 17.3.

                  17.3. Right to Terminate Plan. The  Company reserves the right
                        -----------------------
to terminate this Plan in whole or in part at any time and from time to time; provided, however, that in the event of such termination the rights of all Members, Former Members or Beneficiaries affected by such termination to benefits accrued to the date of such termination shall be nonforfeitable. Each Participating Company reserves the right to terminate this Plan at any time as to the Members and Former Members employed by it and their Beneficiaries; provided, however, that in the event of such termination, the rights of all such Members, Former Members and Beneficiaries to benefits accrued to the date of such termination shall be nonforfeitable. In the event of any such

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termination,  the assets of the Trust Fund  attributable  to the interest in the
Plan of the Members, Former Members and Beneficiaries affected by such termination shall be distributed in the manner prescribed in Section 17.4.

                  17.4. Effect of Termination.  Upon the termination of the Plan
                        ---------------------
by any Participating Company pursuant to Section 17.3 or the complete discontinuance of contributions to the Plan by any Participating Company in accordance with Section 17.2, the Committee shall direct the Trustee to pay or provide for the payment of all proper expenses of the Trustee in administering and closing out that portion of the Trust Fund attributable to the participation herein of such Participating Company, including any commissions to which the Trustee may be entitled. The Committee shall then compute the respective interests of each Member and Former Member who is or was employed by such Participating Company, and of each Beneficiary of a Member or Former Member who was so employed, in the remaining assets of such portion of the Trust Fund and shall direct the Trustee to distribute such remaining assets to such Members, Former Members and Beneficiaries, in the proportions of their respective interests, in the form, time and manner as the Committee shall determine in accordance with applicable law, in complete discharge of all liability of such Participating Company and the Trustee therefor.

                  For purposes of the foregoing,  if any  Participating  Company other than the  Company  terminates  the Plan  pursuant to Section  17.3,  or is treated under Section 17.2 as having terminated the Plan due to a complete discontinuance of contributions to the Plan, the portion of the Trust Fund attributable to the participation of such Participating Company (the "Terminating Company") shall include only those assets of the Trust Fund that are attributable to contributions to the Plan made on behalf of the Terminating Company's employees prior to such termination of the Plan.

                                   ARTICLE 18
                                  CONSTRUCTION

                  18.1. Plan  Intended to Qualify.  The  Plan,  as  amended  and
                        -------------------------
restated, is intended to continue to qualify under sections 401(a) and 401(k) of the Code, and the ESOP provisions are intended to qualify as an employee stock ownership plan within the meaning of section 4975(e)(7) of the Code. Notwithstanding Section 17.1, the Company reserves the right to further amend the Plan by action of the Board of Directors, retroactively if necessary, to the extent necessary to retain such qualified status without regard to the effect such amendment may have upon the Vested interest of any Member.

                  18.2. Governing Law.   The  Plan  shall  be  governed  by  and
                        -------------
construed in accordance with the provisions of ERISA and, to the extent that ERISA is not applicable, with the laws of the State of New York.

                  18.3. Words and Headings. As used herein, the masculine gender
                        ------------------
shall be deemed to refer to the feminine, and the singular person shall be deemed to refer to the plural, wherever appropriate. The subject headings and subheadings appearing in the Plan are inserted for convenience and reference only, and in the event of any conflict between the text of any provision of the Plan and the heading thereof, the text shall control.

                                   ARTICLE 19
                              TOP HEAVY PROVISIONS

                  19.1. Top Heavy Plan.  The Plan will be considered a Top Heavy
                        --------------
Plan for any Plan Year if it is determined to be a Top Heavy Plan as of the last day of the preceding Plan Year. Notwithstanding any other provisions in the Plan, the provisions of this Article 19 shall apply and

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supersede all other provisions in the Plan during each Plan Year with respect to which the Plan is determined to be a Top Heavy Plan. In the event that any provisions of this Article 19 are no longer required to maintain the qualified status of the Plan under section 401(a) of the Code, then such provisions shall be and become ineffective without the necessity of further amendment of the Plan.

                  19.2. Special Definitions. For purposes of this Article 19 and
                        -------------------
as otherwise used in this Plan, the following terms shall have the meanings set forth below:

         (a) "Aggregation Group" shall mean the group composed of each qualified
              -----------------
retirement plan of the Company or another Affiliated Company in which a Key Employee is a participant whether or not such plan was terminated and each other qualified retirement plan of the Company or another Affiliated Company which enables a plan of the Company or another Affiliated Company in which a Key Employee is a participant to satisfy section 401(a)(4) or 410 of the Code. In addition, the Company may choose to treat any other qualified retirement plan of the Company or another Affiliated Company as a member of the Aggregation Group if such Aggregation Group will continue to satisfy sections 401(a)(4) and 410 of the Code with such plan being taken into account.

         (b) "Key Employee" shall  mean  a "key  employee" as defined in section
              ------------
416(i) of the Code and the Regulations issued thereunder.

         (c) "Section 415  Compensation"  shall mean  compensation as defined in
              -------------------------
section 1.415-2(d)(1), (2), (3) and (4) of the Treasury Regulations.

         (d) "Top  Heavy  Plan"  shall  mean a "top  heavy  plan" as  defined in
              ----------------
section 416(g) of the Code and the Regulations. The accrued benefit of a Member who has not performed any service for the Company or another Affiliated Company at any time during the five-year period ending on the determination date shall be excluded from the calculation to determine top-heaviness.

                  19.3. Minimum Contributions.  Subject  to  the  provisions  of
                        ---------------------
Section 19.4, for each Plan Year that the Plan is a Top Heavy Plan, the employer contributions (other than contributions attributable to salary reduction or similar arrangements) allocable to the Account of each Employee (other than a Key Employee) who has satisfied the eligibility requirements to be a Member under Article 2, is employed by a Participating Company at the end of the Plan Year, and is not a Key Employee shall not be less than the lesser of (a) three percent of such Member's Section 415 Compensation as limited by Section 19.3 hereof, or (b) the percentage of Section 415 Compensation at which employer contributions (including contributions attributable to salary reduction or similar arrangements) for such Plan Year are made and allocated on behalf of the Key Employee for whom such percentage is the highest. For the purpose of determining the appropriate percentage under clause (b), all defined contribution plans required to be included in an Aggregation Group shall be treated as one plan. Clause (b) shall not be apply if the Plan is required to be included in an Aggregation Group which enables a defined benefit plan also required to be included in said Aggregation Group to satisfy section 401(a)(4) or 410 of the Code.

                  19.4. Adjustment to Maximum Benefits.  For each Plan Year that
                        ------------------------------
the Plan is a Top Heavy Plan, 1.0 shall be substituted for 1.25 as the multiplicand of the dollar limitation in determining the denominator of the defined benefit plan fraction and of the defined contribution plan fraction for purposes of section 415(e) of the Code. If, after substituting 90 percent for 60 percent wherever the latter appears in section 416(g) of the Code, the Plan is not determined to be a Top Heavy Plan, the preceding sentence shall not be applicable if the minimum employer contribution allocable to the Account of any Member who is not a Key Employee as specified in clause (b) of Section 19.1 is determined by substituting "four percent" for "three percent".

                  19.5. Special Rule. The Committee shall, to the maximum extent
                        ------------
permitted by the Code and in accordance with the Regulations, apply the provisions of this Article 19 by taking into account the benefits payable and the contributions made under the Retirement Plan to prevent inappropriate omissions or required duplication of minimum benefits or contributions.